SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |_| Preliminary proxy statement.                |_| Confidential, for use of the Commissioner
 |X| Definitive proxy statement.                     only (as permitted by Rule 14a-6(e)(2).
 |_| Definitive additional materials.
 |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

-------------------------------------------------------------------------------

                         Transamerica IDEX Mutual Funds

-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
               (1) Title of each class of securities to which transaction applies: N/A
               (2)  Aggregate number of securities to which transaction applies:
                    N/A
               (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
               (4)  Proposed maximum aggregate value of transaction: N/A
               (5)  Total fee paid: $0

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid: N/A
               (2)  Form, Schedule or Registration Statement No.: N/A
               (3)  Filing Party: N/A
               (4)  Date Filed: N/A

                         TRANSAMERICA IDEX MUTUAL FUNDS
                          (formerly, IDEX Mutual Funds)
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 11, 2005

                                 --------------

To the Shareholders:

Notice is hereby given that Transamerica IDEX Mutual Funds ("TA IDEX") will hold a special meeting of shareholders of each series of TA IDEX, a list of which is available in Appendix A to the attached Proxy Statement (each, a "Fund" and collectively the "Funds") on February 11, 2005, at TA IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 2:00 p.m., local time, as adjourned from time to time (the "Meeting") for the purposes listed below:

I.   To elect Trustees to the Board of Trustees ("Board") of TA IDEX.

II. To approve a proposed Agreement and Plan of Reorganization, pursuant to which TA IDEX will reorganize as a Delaware statutory trust.

III. To approve changes to the fundamental investment restrictions of the Funds.

IV. To consider and act upon such other business as may properly come before the Meeting.

After careful consideration, the Board unanimously approved Proposals I, II and III and recommends that shareholders vote "FOR" these three Proposals.

The matters referred to above are discussed in detail in the Proxy Statement attached to this notice. The Board has fixed the close of business on November 15, 2004 as the record date for determining the shareholders entitled to notice of, and to vote at, the Meeting. Each share of a TA IDEX fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Regardless of whether you plan to attend the Meeting in person, please vote your shares.

                                     By Order of the Board,

                                     John K. Carter, Esq.
                                     Secretary

December 21, 2004

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED. FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                         TRANSAMERICA IDEX MUTUAL FUNDS
                          (formerly, IDEX Mutual Funds)
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                         Special Meeting of Shareholders
                         To Be Held on February 11, 2005

This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Transamerica IDEX Mutual Funds ("TA IDEX") for use at a special meeting of shareholders of each series of TA IDEX, a list of which is available in Appendix A to the Proxy Statement (each, a "Fund" and collectively the "Funds"), on February 11, 2005, at TA IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 2:00 p.m., local time, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of each of the Funds with respect to the Proposals set forth in the accompanying notice. You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any Funds at the close of business on November 15, 2004 ("Record Date"). It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about December 27, 2004.

                                  INTRODUCTION

At a meeting held on October 5, 2004, the Board approved on behalf of each Fund a series of measures that it believes will, among other things: enhance the management of TA IDEX in a changing regulatory and investment environment; simplify and modernize TA IDEX and the Funds to permit them to respond more quickly and favorably to changed circumstances without expense and delay; and clarify the rights, privileges and powers of the Funds' shareholders and the Board. The implementation of these measures, each of which is briefly summarized below, is subject to the approval of the Funds' shareholders.

o First, each of the current Trustees of TA IDEX is being proposed for re-election to the Board. In addition to the current Trustees, Mr. John Waechter, a Trustee nominee who is not an "interested person," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of TA IDEX is also proposed for election (together with the current Trustees, the "Nominees"). If elected, Mr. Waechter will also serve as "audit committee financial expert" (as that term is defined for legal purposes) on the Audit Committee of the Board. The first Proposal seeks shareholder approval of the Nominees.

o Second, on behalf of each Fund, the Board approved an Agreement and Plan of Reorganization ("Reorganization Agreement"), pursuant to which each Fund would be reorganized in a tax-free transaction as a separate series of Transamerica IDEX Mutual Funds, a newly-created Delaware statutory trust (the "New Trust"). This change should help to assure operation under the most advanced form of organization, and is intended to reduce certain expenses, which would benefit shareholders. Implementation of the reorganizations contemplated under the Reorganization Agreement (the "Reorganizations") will result in the transfer of all assets of each Fund to a corresponding series of the New Trust (each a "New Fund") and the continuation of the New Funds. The New Trust will continue TA IDEX's operations as a registered investment company, and each New Fund will be managed by the same personnel and in accordance with the same investment objectives, strategies and techniques utilized in the management of each corresponding Fund immediately prior to the Reorganizations. In particular, AEGON/Transamerica Fund Advisers, Inc. ("ATFA") will continue to serve as investment adviser to the New Funds and each current investment sub-adviser to a Fund will continue to serve as such with the corresponding New Fund. Shareholders are expected to continue to incur the same fees and expenses with the New Funds as are currently incurred with the Funds. Implementation of the Reorganizations is contingent upon the shareholder approval of the first Proposal, as well as approval of the Reorganization Agreement.

o The third Proposal seeks shareholder approval of changes to the Funds' fundamental investment restrictions that are intended to simplify, modernize and make consistent, to the extent possible, the fundamental restrictions of the Funds. Shareholders should note that these changes will not modify the current investment objectives and strategies of the Funds. Approval of this third Proposal is not contingent upon the approval of the first and second Proposals.

                                   PROPOSAL I
                          ELECTION OF BOARD OF TRUSTEES

Each of the current Trustees of TA IDEX is proposed for election to the Board. In addition, the Nominees include a new proposed Board member, John Waechter, who has the necessary qualifications to serve as audit committee financial expert on the Board's Audit Committee.

A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of TA IDEX, as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Nominee" or "Independent Trustee"). Two Nominees out of eleven, Thomas P. O'Neill and Brian C. Scott, are considered to be "interested persons" of TA IDEX because of their respective employment with ATFA or an affiliate of ATFA. Each of the other Nominees is considered an "Independent Nominee." Together, the Nominees will comprise the entire Board of TA IDEX and serve until their successors have been duly elected or appointed, as applicable, until such Nominee reaches the mandatory retirement age, if applicable, or until their earlier resignation or removal.

Information about the Board and the Nominees
--------------------------------------------

The Board has overall responsibility to manage and control the business affairs of TA IDEX, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of TA IDEX's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed for cause either by the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote.

Listed below, for each Nominee, are the name and date of birth, position and length of service with TA IDEX, principal occupations during the past five years, the number of portfolios in the TA IDEX complex overseen, and any other directorships held by the Nominee. (For purposes of this Proxy Statement, fund "complex" means the following registered investment companies: TA IDEX, AEGON/Transamerica Series Fund, Inc., and Transamerica Income Shares, Inc.)

Independent Nominees:

                                                                                      Number of
                                         Length of                                     Funds in
                                            Time         Principal Occupation(s)       Complex        Other
Name, Address and Age         Position     Served          During Past 5 Years        Overseen*   Directorships
--------------------------- ----------- ----------- -------------------------------- ----------- --------------
Peter R. Brown              Chairman,   1986-       Chairman & Director, AEGON/      85          N/A
11180 6th St. East          Trustee     present     Transamerica Series Fund
Treasure Island, FL 33706                           (ATSF) (1986-present),
(DOB 5/10/28)                                       Transamerica Income Shares,
                                                    Inc. (TIS) (2002-present);
                                                    Chairman of the Board, Peter
                                                    Brown Construction Co.
                                                    (1963-2000); Rear Admiral
                                                    (Ret.) U.S. Navy Reserve, Civil
                                                    Engineer Corps.

                                                                                    Number of
                                      Length of                                      Funds in
                                         Time         Principal Occupation(s)        Complex        Other
Name, Address and Age      Position     Served          During Past 5 Years         Overseen*   Directorships
------------------------- ---------- ----------- --------------------------------- ----------- --------------
Daniel Calabria           Trustee    1996-       Director, ATSF (2001-present)     84          Florida Tax
7068 S. Shore Drive S.               present     & TIS (2002-present); Trustee                 Free Funds
South Pasadena, FL                               (1993-present) & President
33707                                            (1993-1995), Florida Tax
(DOB 3/05/36)                                    Free Funds

Janice B. Case            Trustee    2002-       Director, ATSF (2001-present)     84          Central
205 Palm Island NW                   present     & TIS (2002-present); Director,               Vermont
Clearwater, FL 33767                             Central Vermont Public                        Public
(DOB 9/27/52)                                    Services Co. (Audit                           Service Co.;
                                                 Committee); Director, Western                 Western
                                                 Electricity Coordinating                      Electricity
                                                 Council (Chairman, Human                      Coordinating
                                                 Resources & Compensation                      Council
                                                 Committee); Senior Vice
                                                 President (1996-2000), Florida
                                                 Power Corporation
Charles C. Harris         Trustee    1994-       Director, ATSF (1986-present)     84          N/A
2840 West Bay Drive                  present     & TIS (2002-present)
#215
Bellair Bluffs, FL 33770
(DOB 1/15/30)

Leo J. Hill               Trustee    2002-       Director, ATSF (2002-present)     84          N/A
2201 N. Main St,                     present     & TIS (2002-present); Owner
Gainesville, FL 32609                            & President, Prestige
(DOB 3/27/56)                                    Automotive Group
                                                 (2001-present)

Russell A. Kimball, Jr.   Trustee    2002-       Director, ATSF (1986-present)     84          N/A
1160 Gulf Boulevard                  present     & TIS (2002-present); General
Clearwater Beach, FL                             Manager, Sheraton Sand Key
34630                                            Resort (1975-present)
(DOB 8/17/44)

William W. Short, Jr.     Trustee    1986-       Director, ATSF (2000-present)     84          N/A
7882 Lantana Creek Rd.               present     & TIS (2002-present); Retired
Largo, FL 33777                                  CEO & Chairman of the Board,
(DOB 2/25/36)                                    Shorts, Inc.

John W. Waechter          Nominee    2004-       Director, ATSF (2004-present)     45          N/A
3913 Bayview Circle                  present     & TIS (2004-present);
Gulfport, FL 33707                               Executive Vice President, Chief
(DOB 2/25/52)                                    Financial Officer, Chief
                                                 Compliance Officer, William R.
                                                 Hough & Co. (1979-present),
                                                 Treasurer (1993-2004) The
                                                 Hough Group of Funds

                                                                                 Number of
                                    Length of                                     Funds in
                                       Time         Principal Occupation(s)       Complex        Other
Name, Address and Age    Position     Served          During Past 5 Years        Overseen*   Directorships
----------------------- ---------- ----------- -------------------------------- ----------- --------------
Jack E. Zimmerman       Trustee    1986-       Retired Director, Regional       39          N/A
6778 Rosezita Lane                 present     Marketing of Marietta Corp. &
Dayton, OH 45459                               Director of Strategic Planning,
(DOB 2/3/28)                                   Martin Marietta Baltimore
                                               Aerospace. Mr. Zimmerman is
                                               also the brother-in-law of John
                                               Kenney, Chairman and Co-CEO
                                               of Great Companies, L.L.C., a
                                               sub-adviser to TA IDEX.

Interested Nominees:+

                                                                                              Number of
                                             Length of                                         Funds in
                                                Time           Principal Occupation(s)         Complex          Other
Name, Address and Age           Position       Served            During Past 5 Years          Overseen*     Directorships
---------------------------   -----------   -----------   --------------------------------   -----------   --------------
Thomas P. O'Neill             Trustee       2003-         President, AEGON Financial         85            N/A
1111 North Charles Street                   present       Services Group, Inc., Financial
Baltimore, MD                                             Institution Division; Director,
21201-5574                                                ATSF, and TIS (2003-present);
(DOB 3/11/58)                                             Director, National Aquarium of
                                                          Baltimore

Brian C. Scott                Trustee,      2002-         Director, President and CEO,       85            N/A
4333 Edgewood Rd. NE          President     present       ATSF; Director, President &
Cedar Rapids, IA 52499        and CEO                     CEO, Endeavor Management
(DOB 9/29/43)                                             Co. (2001-2002); Director,
                                                          President & CEO, TIS
                                                          Manager, Transamerica
                                                          Investment Management, LLC
                                                          (TIM); President, Director &
                                                          CEO, ATFA, AEGON/
                                                          Transamerica Investors Services
                                                          (ATIS) & AEGON/
                                                          Transamerica Fund Services,
                                                          Inc. (ATFS); CEO,
                                                          Transamerica Investors, Inc.

------------
* The New Funds have not been included in the totals in this column. If the Reorganizations are consummated, all assets of the Funds will be transferred to a corresponding New Fund. Thus, the number of funds in the complex will not change.

+  May be deemed an "interested person" (as that term is defined in the 1940
   Act) of TA IDEX because of his employment with ATFA or an affiliate of the ATFA.

The Board held four regular meetings, and four special meetings, during TA IDEX's most recent fiscal year ended October 31, 2004. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

Officers:

                                                             Length of
                                                               Time             Principal Occupation(s)
Name, Address* and Age                Position                Served              During Past 5 Years
------------------------   -----------------------------   ------------   -----------------------------------
John K. Carter             Senior Vice President,          From 1999-     General Counsel, Sr. Vice
(DOB 4/24/61)              Chief Compliance Officer,       present        President, Secretary & Chief
                           General Counsel & Secretary                    Compliance Officer, ATSF & TIS;
                                                                          Vice President & Sr. Counsel,
                                                                          Western Reserve Life Assurance
                                                                          Co. of Ohio (WRL); Director,
                                                                          General Counsel, Sr. Vice
                                                                          President & Secretary, ATFA,
                                                                          ATIS & ATFS; Chief Compliance
                                                                          Officer, ATFA; Vice President,
                                                                          AFSG; Vice President, TIM; Vice
                                                                          President & Counsel (1997-1999),
                                                                          Salomon Smith Barney.

Kim D. Day                 Senior Vice President,          From 2002-     Vice President, Treasurer &
(DOB 8/2/55)               Treasurer & Principal           present        Principal Financial Officer, ATSF,
                           Financial Officer                              & TIS; Sr. Vice President &
                                                                          Treasurer, ATFS, ATFA, & ATIS;
                                                                          Asst. Vice President, WRL; Vice
                                                                          President, TIM.

------------
* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX receives any compensation from TA IDEX.

John K. Carter and Kim D. Day will continue to serve as officers of TA IDEX.

Fund Shares Owned by Proposed Trustees. The following table shows the dollar amount range of each Independent Nominees' "beneficial ownership" of shares of TA IDEX and in the aggregate across all Funds as of November 15, 2004. Dollar amount ranges disclosed are set forth as established by the Securities and Exchange Commission (the "SEC" or the "Commission"). "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").

Independent Nominees:

                                                                    Aggregate Dollar Range for all Funds
Name                             Dollar Range of TA IDEX Shares         Overseen by Proposed Trustee
-----------------------------   --------------------------------   -------------------------------------
Peter R. Brown (1)                       Over $100,000                         Over $100,000
Daniel Calabria (1)                      Over $100,000                         Over $100,000
Janice B. Case                                -0-                                   -0-
Charles C. Harris (1)                    Over $100,000                         Over $100,000
Leo J. Hill (1)                          Over $100,000                         Over $100,000
Russell A. Kimball, Jr. (1)              Over $100,000                         Over $100,000
William W. Short, Jr.                    Over $100,000                         Over $100,000
John W. Waechter                         Over $100,000                         Over $100,000
Jack E. Zimmerman                        Over $100,000                         Over $100,000

------------
(1) A portion of the dollar range of equity securities in TA IDEX for this Trustee consists of allocations made under TA IDEX's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the Fund elected by such Trustee (without the imposition of the sales charge).

Interested Nominees:

                                                   Aggregate Dollar Range for all Funds
Name                   Dollar Range of TA IDEX         Overseen by Proposed Trustee
-------------------   -------------------------   -------------------------------------
Thomas P. O'Neill               -0-                                -0-
Brian C. Scott        $1-$10,000                  $1-$10,000

Beneficial Ownership by Proposed Independent Trustees in Affiliates. The following table shows the dollar range of each Independent Trustee's and of his or her immediate family members' "beneficial ownership" of shares of affiliates of TA IDEX, its adviser and its principal underwriter as of December 31, 2003. Dollar ranges disclosed are set forth as established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

                                Name of Owner and
                                 Relationship to                         Title of        Value of         Percent of
Name of Trustee                      Trustee               Company         Class        Securities          Class
-------------------------   ------------------------   --------------   ----------   ----------------   -------------
Peter R. Brown              Marina D. Brown,           Transamerica     A            $1-$10,000         Less than 1%
                            Spouse                     IDEX
Daniel Calabria             N/A                        N/A              N/A          N/A                N/A
Janice B. Case              N/A                        N/A              N/A          N/A                N/A
Charles C. Harris           N/A                        N/A              N/A          N/A                N/A
Leo J. Hill                 N/A                        N/A              N/A          N/A                N/A
Russell A. Kimball, Jr.     Martha A. Kimball,         Transamerica     N/A          N/A                N/A
                            Spouse                     IDEX
William W. Short, Jr.       Joyce J. Short, Spouse     Transamerica     A            $1-$10,000         Less than 1%
                                                       IDEX
Jack E. Zimmerman           Patricia A. Zimmerman,     Transamerica     A            Over $100,000      Less than 1%
                            Spouse                     IDEX

Board Compensation. The aggregate compensation paid by TA IDEX to each of its Trustees serving during the most recently completed fiscal year is set forth in the table below. Interested Trustees receive no compensation from TA IDEX for their service as Trustee.

                                                      Pension or
                                                      Retirement
                                                   Benefits Accrued     Estimated Annual
                             Compensation from       as Part of TA       Benefits upon      Total Compensation from
Name                              TA IDEX*           IDEX Expenses         Retirement            Fund Complex
-------------------------   -------------------   ------------------   -----------------   ------------------------
Peter R. Brown                    $71,000                  --                N/A                   $155,375
Daniel Calabria                   $57,000               $41,333              N/A                   $125,875
Janice B. Case                    $66,000                  --                N/A                   $134,875
Charles C. Harris                 $66,000               $13,200              N/A                   $144,375
Leo J. Hill                       $54,000               $20,400              N/A                   $131,875
Russell A. Kimball, Jr.           $48,500               $48,500              N/A                   $121,375
William W. Short, Jr.             $66,000                  --                N/A                   $143,875
Jack E. Zimmerman                 $48,500                  --                N/A                   $ 48,500
Thomas P. O'Neill                 $     0                  --                N/A                   $      0
Brian C. Scott                    $     0                  --                N/A                   $      0

------------
* Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown $394; Daniel Calabria $41,406; William W. Short, Jr., $0; Charles Harris $13,200; Russell A. Kimball, Jr., $52,177; Janice B. Case $0; Leo J. Hill $22,772; and Jack E. Zimmerman, $0.

Board Standing Committees

Audit Committee. The Board of TA IDEX has a standing Audit Committee. Mr. Brown currently serves as chairman of the Audit Committee and Messrs. Calabria, Harris, Hill and Short and Ms. Case currently serve as members of the Audit Committee. Each of the members is an Independent Trustee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the TA IDEX process for monitoring compliance with investment restrictions and applicable laws and the TA IDEX Code of Ethics. The Audit Committee meets periodically, as necessary, and met four times during TA IDEX's most recently completed fiscal year

Nominating Committee. The Board of TA IDEX has a standing Nominating Committee. Mr. Brown currently serves as chairman of the Nominating Committee and Messrs. Calabria, Harris, and Short currently serve as members of the Nominating Committee. Each of the members is an Independent Trustee. The Nominating Committee does not operate under a written charter. The Nominating Committee nominates and evaluates Independent Trustee candidates. The Nominating Committee meets periodically, as necessary, and met twice during TA IDEX's most recently completed fiscal year. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Nominating Committee's consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

Governance Committee. The Board of TA IDEX has a standing Governance Committee. Mr. Calabria currently serves as chairman of the Governance Committee. Messrs. Short and Kimball currently serve as members of the Governance Committee. The Governance Committee provides oversight responsibilities and monitors certain issues, in consultation with the Chief Compliance Officer and independent directors' counsel, that affect the duties of independent members of the Board. The Governance Committee meets periodically, as necessary, and did not meet during TA IDEX's most recently completed fiscal year.

Compensation Committee. The Board of TA IDEX has a standing Compensation Committee. Mr. Harris and Ms. Case currently serve as co-chairs of the Compensation Committee, Messrs. Brown, Hill, Kimball, Short, Zimmerman and Calabria currently serve as members of the Compensation Committee. The Compensation Committee reviews compensation arrangements for each Trustee. The Compensation Committee meets periodically, as necessary, and did not meet during TA IDEX's most recently completed fiscal year.

Valuation Committee. The Board of TA IDEX has a standing Valuation Committee. Certain officers of TA IDEX and ATFA currently serve as members of the Valuation Committee at the pleasure of the Board. The Valuation Committee determines the value of any of the portfolio's securities and assets for which market quotations are not readily available or for which valuation cannot be otherwise provided. The Valuation Committee meets periodically, as necessary, and met fourteen times during TA IDEX's most recently completed fiscal year.

Valuation Oversight Committee. The Board has a standing Valuation Oversight Committee. Mr. Hill currently serves as chairman of the Valuation Oversight Committee, and Messrs. Harris and Short currently serve as members of the Valuation Oversight Committee. The Valuation Oversight Committee oversees the process by which the Funds calculate their net asset value to verify consistency with the Funds' valuation policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices. The Valuation Oversight Committee meets periodically, as necessary and did not meet during TA IDEX's most recently completed fiscal year.

Proxy Voting Committee. The Board of TA IDEX has a standing Proxy Voting Committee. Ms. Case currently serves as chair of the Proxy Voting Committee, and Messrs. Short and Hill currently serve as members of the Proxy Voting Committee. The Proxy Voting Committee provides TA IDEX's consent to vote in matters where ATFA or a sub-adviser to the Funds seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may review ATFA's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval. The Proxy Voting Committee meets periodically, as necessary, and did not meet during TA IDEX's most recently completed fiscal year.

Contract Renewal Committee. The Board has a standing Contract Renewal Committee. Mr. Kimball serves as chairman of the Contract Renewal Committee, and Mr. Calabria and Ms. Case currently serve as members of the Contract Renewal Committee. The Contract Renewal Committee provides oversight of TA IDEX contracts to ensure that the interests of TA IDEX and shareholders are served by the terms of these contracts. The Contract Renewal Committee meets periodically, as necessary, and did not meet during TA IDEX's most recently completed fiscal year.

Evaluation by the Board
-----------------------

At a meeting of the Board held on October 5, 2004, the Board, including the Independent Trustees, agreed that the nomination of the Nominees should be submitted to shareholders for approval. The Trustees determined that shareholder election of the Nominees would be in TA IDEX's best interest.

In determining whether it was appropriate to recommend approval by shareholders, the Board reviewed information that it believed appropriate to reach its decision. The Trustees recommended that shareholders vote for the Nominees on the basis of the following considerations, among others:

o Each of the Nominees have had distinguished careers and have the professional experience and the background necessary to make valuable contributions to the Board.

o With regard to the Nominees who previously served on the Board, the Board noted that each of the current Trustees has the background, experience and working knowledge of the Funds and has, during his or her current tenure as Trustees, brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of TA IDEX.

o The Board considered reports regarding the qualification and experience of Mr. Waechter and the experience of accounting matters that Mr. Waechter would bring to the Board. The Board also noted that, among others things, Mr. Waechter is not an interested person of TA IDEX, has experience working with financial statements and a good understanding of internal controls and procedures for financial reporting.

o The composition of the Board and the contemplated role of the Independent Trustees on the Board, if elected as proposed, which would satisfy recently-adopted SEC requirements.

In reaching its decision to recommend election of the Nominees, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to nominate the Nominees and recommend election of the Nominees by the TA IDEX shareholders.

Each of the Nominees has indicated his/her willingness to serve as Trustee if elected. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted Nominee as the Board may recommend.

Approval of the Nominees will be deemed to constitute approval of the Nominees to serve as Trustees for the New Trust, subject to the approval and implementation of the Reorganizations.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NOMINEES AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL II
                   APPROVAL OF THE REORGANIZATION AGREEMENT

At a meeting of the Board held on October 5, 2004, the Board approved on behalf of TA IDEX and each of the Funds, an Agreement and Plan of Reorganization ("Reorganization Agreement") substantially in the form attached to this Proxy Statement as Appendix B. It was determined that the Reorganization Agreement should be submitted to shareholders of TA IDEX. If shareholders approve this Proposal, the Trustees and officers of TA IDEX will implement the Reorganizations on behalf of TA IDEX and the Funds: TA IDEX will be reorganized from a Massachusetts business trust into a Delaware statutory trust (the "New Trust"), and each Fund would be reorganized into a New Fund. If approved, the Reorganization is expected to take effect on or about March 1, 2005 (the "Exchange Date"), although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

What are shareholders being asked to approve in Proposal II?

Shareholders of each Fund are asked to consider the proposed Reorganization Agreement, which contemplates:

o The transfer of all of the assets and liabilities of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

o The distribution to each shareholder of each class of each Fund of the same number of shares of the corresponding class of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Exchange Date; and

o The New Trust's continuation of TA IDEX's operations as a registered investment company by succession of the New Trust to TA IDEX's registration as an investment company and to the registration statement relating to TA IDEX and its shares.

In addition, prior to shares of the New Funds being distributed to TA IDEX shareholders, the Funds, as sole shareholders of the New Trust, will be asked to vote on certain issues regarding the organization of the New Trust. A Fund will vote in favor of such matters regarding the organization of the New Trust only if the shareholders of that Fund have voted in favor of the proposed Reorganizations. Thus, shareholders of the Funds, in approving the proposed Reorganizations, will also, in effect, be approving the following matters with respect to the New Trust, among others:

o Election of the Trustees of the New Trust: the Board of the New Trust will be the Board that shareholders elect in Proposal I of this Proxy Statement;


o Approval of the New Trust's Agreement and Declaration of Trust, as described below;

o Approval of investment advisory agreements and, if applicable, approval of sub-advisory agreements, all of which will be substantially similar to the agreements currently in place with respect to each of the Funds;

o Approval of the distribution agreements and distribution and service plans with respect to each applicable New Fund and its classes, all of which will be substantially similar to the agreements and plans currently in place with respect to each of the Funds;

o Approval of the liquidation and dissolution under Massachusetts law of the Massachusetts business trust that currently serves as TA IDEX and the Funds, to the extent such approval is required;

o The selection of PricewaterhouseCooper ("PwC") as independent auditors of the New Trust; and approval of other service agreements and compliance plans and procedures necessary to the New Trust's operations.

Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below.

What effect will the Reorganizations have on the Funds and their shareholders?

Immediately after the Reorganizations, shareholders of each Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, shareholders will become shareholders of the New Funds.

The Reorganizations will not result in any change in the name, investment objective or principal investment strategies, investment adviser, sub-advisers, portfolio managers or service providers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund.

Will there be any sales load, commission or other transactional fee in connection with the Reorganizations?

No. The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganizations?

As a condition to each Fund's obligation to consummate the Reorganizations, legal counsel will issue an opinion to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Tax Code"), current administrative rules and court decisions, (i) the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes; (ii) shareholders in the Funds will have the same aggregate tax basis in the shares of the New Funds that they receive in the Reorganizations as their aggregate tax basis in the shares of the Funds before the Reorganizations; (iii) shareholders in the Funds who hold their shares as capital assets will include their holding period in Fund shares in determining their holding period in New Fund shares.

Shareholders should consult their tax advisers regarding the effect of the Reorganizations in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders should also consult their tax advisers as to the federal, state, local and other tax consequences of the Reorganizations.

Who is bearing the expenses related to the Reorganizations?

Each Fund will bear an allocated portion of all mailing, printing and tabulation expenses associated with the Reorganizations based upon the number of shareholder accounts of each Fund. Legal costs will be allocated equally among the Funds regardless of the assets of each Fund. Expenses associated with the solicitation of proxies will be allocated among the Funds based upon the number of shareholder accounts for Funds requiring proxy solicitation assistance.

Summary of the Reorganizations

The Reorganization Agreement provides that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Exchange Date as that date may be adjusted from time to time. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Fund you own on the Exchange Date and will be of the same class as the shares you own on the Exchange Date.

As part of the closing of the Reorganizations, each Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of a New Fund received by the corresponding Fund in the Reorganizations. The liquidation and distribution with respect to each class of each Fund's shares will be accomplished by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

After such distribution, TA IDEX will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete dissolution under state law of the Funds and the existing Massachusetts business trust. As the successor to TA IDEX's operations, the New Trust will adopt and succeed to the registration statement of TA IDEX under the federal securities laws and amend TA IDEX's registration statement to describe the Delaware statutory trust structure.

The Reorganization Agreement must be approved by shareholders of each Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding New Fund, the Reorganization Agreement will continue to remain in full force and effect with respect to the reorganizations and liquidations of the other Funds and their corresponding New Funds for which such shareholder approval has been granted although the Exchange may be delayed and the New Trust may have to separately register as an investment company. If a Reorganization is not completed for any reason with respect to a Fund, the Board will consider various options for that Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned by the Board, with respect to one or more Funds or with respect to all Funds, at any time prior to the consummation of the Reorganizations, before or after approval by the shareholders of the Funds, if, among other things: (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Reorganization Agreement; (ii) it reasonably appears that a party cannot meet a condition of the Reorganization Agreement; or (iii) circumstances should develop that, in the Board's opinion, make proceeding with the Reorganizations inadvisable with respect to such Fund(s). The Reorganization Agreement provides that the New Trust or TA IDEX may waive compliance with any of the covenants or conditions made therein, or amend the Plan of Reorganization for the benefit of any Fund or New Fund, as applicable, provided that such waiver or amendment does not materially adversely affect benefits intended by the Reorganization Agreement and is consistent with the best interests of shareholders.

Shareholders should note that consummation of the Reorganizations also is contingent upon their approval of Proposal I.

Certain Comparative Information

TA IDEX currently is organized as a Massachusetts business trust (the "Current Trust") governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The New Trust is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The operations of the New Trust and the Current Trust are also governed by applicable state and Federal law.

Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

Under the Declaration of Trust and By-Laws of the New Trust, the Trustees of the New Trust will have more flexibility than the Trustees of the Current Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series of the New Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of the Current Trust with respect to the Funds and their shareholders.

Shareholder Liability

Generally, liability is limited for shareholders of the New Trust. With respect to the Current Trust , as further noted below, there is the potential, although only a remote possibility, that shareholders of the Current Trust may be liable for the obligations of the Funds.

New Trust. The Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the New Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Current Trust. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Agreement and Declaration of Trust of the Current Trust states that shareholders will not be subject to any personal liability in connection with the assets of the trusts for the acts, obligations or affairs of the trust. The Agreement and Declaration of Trust also provides for indemnification out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Current Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (1) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Agreement and Declaration of Trust and (2)(i) a contractual disclaimer is found to be inadequate, and (ii) and the Fund itself would be unable to meet its obligations.

Liquidation or Dissolution

In the event of the liquidation or dissolution of any of the Funds or New Funds the shareholders are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/New Fund. The assets so distributed to shareholders would be distributed among the shareholders in proportion to the number of shares of that Fund/New Fund held by them and recorded on the books of the Fund/New Fund.

New Trust. The Agreement and Declaration of Trust of the New Trust permits a majority of the Trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

Current Trust. The Agreement and Declaration of Trust of the Current Trust permits liquidation of any class or series of the Current Trust upon shareholder approval.

Liability of Trustees

Trustees of the New Trust and the Current Trust are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties. Furthermore, the Agreement and Declaration of Trust of each entity permits indemnification of such Trustees to the fullest extent permissible under applicable laws. The New Trust's Agreement and Declaration of Trust specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding. The New Trust's Agreement and Declaration of Trust further provides that any Trustee designated to be a "financial expert" or to have any particular type of specific expertise or knowledge shall not be held to a heightened standard of care because of such designation.

Shareholder Meetings

Neither the New Trust nor the Current Trust is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act or other applicable law. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or New Fund; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more Fund or New Fund, in which case only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon.

However, as further noted below, the New Trust and the Current Trust do differ in the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent:

New Trust. The Agreement and Declaration of Trust for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting.

Current Trust. A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 25% of that Fund's outstanding securities entitled to vote at such meeting.

Reorganization/Combination Transactions

New Trust. Under the Agreement and Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the New Trust with another trust or other business organization without shareholder approval, although such approval may be separately required under the Federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

Current Trust. A majority of the shares voted (as defined in the Current Trust's Agreement and Declaration of Trust) must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

Amendment of Charter Document

New Trust. The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

Current Trust. Generally, the Agreement and Declaration of Trust of the Current Trust may only be amended by a majority of the shares voted (as defined in the Current Trust's Agreement and Declaration of Trust). However, the Trustees may amend the Declaration of Trust without shareholder approval to: (1) conform it to the requirements of applicable federal laws or regulations; (2) change the name of the Trust; or (3) make any other changes which do not materially adversely affect the rights of shareholders.

Derivative and Class Actions

Generally, shareholders of the New Trust and the Current Trust are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The requirements for shareholders of the Current Trust are governed by state law. The Agreement and Declaration of Trust of the New Trust specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of the New Trust's or a New Fund's shareholders.

New Trust. Shareholders of the New Trust or any New Fund may not bring a derivative action to enforce the right of the New Trust or New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the New Trust or the New Fund, as applicable, join in bringing the derivative action. A shareholder of a particular New Fund is not entitled to participate in a derivative action on behalf of a different New Fund of the New Trust.

Current Trust. Under the Agreement and Declaration of Trust of each of the Current Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Current Trust or its shareholders. As a prerequisite for bringing a derivative action in Massachusetts, a shareholder had to either make a demand on the Board to prosecute the litigation or allege facts showing the futility of such a demand.

                                     * * *

The foregoing is only a summary of certain characteristics of the operations of the New Trust and the Current Trust, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

                                      * * *
Evaluation by the Board

At a meeting of the Board held on October 5, 2004, the Board, including the Independent Trustees, approved the submission of the Reorganization Agreement to shareholders for their approval and recommended approval of the Reorganization Agreement and each corresponding Reorganization. The Board has determined, with respect to each Fund, that participation in the Reorganizations is in the best interests of each Fund and its shareholders, and that shareholders' interests will not be diluted by the Reorganizations.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by management, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Trustees recommended that shareholders approve the Reorganization Agreement on the basis of the following considerations, among others:

o The interests of shareholders of the Funds will not be diluted as a result of the Reorganizations. Fund shares will be exchanged for an equivalent dollar and share amount of the corresponding New Fund. Account registration and account options will remain the same.

o The proposed Delaware statutory trust form for the New Trust provides the most flexible and cost-efficient method of operating the Funds for the benefit of Fund shareholders, which could result in greater operating efficiencies.

o The investment objectives, policies and restrictions of each New Fund will be identical to those of the corresponding Fund and the New Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the proposed Reorganizations.

o Each New Fund will be subject to investment advisory fees, sales charges, and operating expenses that are expected to be identical to those of the corresponding Fund.

o The Reorganizations will be effected on a tax-free basis for federal income tax purposes, so the Reorganizations will be tax-free to the shareholders of the Funds. Neither the Funds nor the New Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

In reaching its decision to recommend approval of the Reorganization Agreement, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Reorganization Agreement by the Funds' shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE REORGANIZATION AGREEMENT. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III
               CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including a Fund's ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act, and the 1940 Act permits each Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable.

In order to modify or eliminate a Fund's fundamental investment restrictions, including its classification as a diversified or non-diversified Fund, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is proposing that shareholders approve revisions to certain of the Funds' fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to standardize the Funds' investment restrictions and permit the Funds the maximum investment flexibility under current law. The current fundamental investment restrictions of each of the Funds that are proposed to be revised at this Meeting are set forth in Appendix C to this Proxy Statement.

Why are shareholders being asked to approve changes to the Funds' investment restrictions?

The Funds' current investment restrictions often vary from one another and, in some cases, are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs.

Many of the Funds' current fundamental investment restrictions can be traced back to federal or state securities law requirements, or business or industry conditions, that were in effect when the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. In addition, as certain Funds have been created or acquired over the years, these Funds have adopted similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially creating unintended differences in interpretation. As a result, the current restrictions unnecessarily limit the investment strategies available to the portfolio managers in managing each Fund's assets. In addition, the lack of uniform standards applicable across all of the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

What effect will the proposed changes to the Funds' investment restrictions have on the Funds?

While Proposal III is intended to provide greater flexibility in managing each Fund's portfolio, should shareholders approve the Proposals, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Fund's prospectus. Neither ATFA nor any of the Funds' sub-advisers presently intend to alter the way in which it manages any of the Funds, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund.

Approval of changes to the Funds' fundamental investment restrictions will not be dependent upon your vote on Proposal I or Proposal II. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to Board Nominees or the Reorganizations, and the Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. Should shareholders also approve the proposed Reorganizations, each New Fund would have as its fundamental investment restrictions those revised fundamental investment restrictions approved by the corresponding Fund's shareholders. Should a Fund's shareholders not approve a Proposal to amend, eliminate or reclassify a particular fundamental investment restriction, the Fund's (or New Fund's, as the case may be) current fundamental investment restriction, as set forth in Appendix C, would continue to apply unchanged.

Evaluation by the Board

Because of the opportunity afforded by the Meeting, the Board has reviewed each Fund's fundamental investment restrictions with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental investment restrictions of the Funds. The Board believes that simplifying the Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment restrictions more easily. In addition, the proposed changes to the fundamental investment restrictions of the Funds will assist the Funds in making regulatory filings in a more efficient and cost effective manner. The proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund. Due to these and other considerations, the Board recommends that Fund shareholders approve the modifications to the Funds' fundamental investment restrictions described below.

Shareholders of each Fund will be asked to vote on each proposed fundamental restriction separately on the enclosed proxy card.

Modification of the Funds' Fundamental Investment Restrictions

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Funds. However, shareholders are being asked to approve amendments to these investment restrictions, as set forth in Proposals III.A-III.H. Investment restrictions that are currently deemed fundamental by each Fund, but which the 1940 Act does not require to be fundamental, are proposed to be reclassified. Those fundamental investment restrictions that are proposed to be reclassified as non-fundamental are addressed in Proposals III.I-III.N.

Proposal III.A -- Diversification
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

   Each Fund shall be a "diversified company" as that term is defined in the 1940 Act (except for TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Clarion Real Estate Securities, TA IDEX Great Companies -- Technology(SM) and TA IDEX Van Kampen Emerging Markets Debt Funds), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
   The TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX
   T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Clarion Real Estate Securities, TA IDEX Great Companies -- Technology(SM), and TA IDEX Van Kampen Emerging Markets Debt Funds shall be a "non-diversified company" as that term is defined in the 1940 Act.

Discussion of Proposed Modification: Section 8(b) of the 1940 Act requires each series of a registered investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As used in the 1940 Act, a diversified fund may not, with respect to 75% of its total assets,
(1) invest more than 5% of its total assets in the securities of one issuer, or
(2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Fund's designation as a diversified or non-diversified Fund. Instead, the proposed change would modify the Funds' fundamental investment restrictions and other disclosures regarding each Fund's sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply to each Fund and the requirements of the 1940 Act, as they may be amended from time to time, without the Funds' Board or shareholders taking further action. With respect to those Funds that are permitted to be non-diversified, the restriction is simplified by eliminating the particular percentage limitations applicable to each non-diversified Fund. This would be consistent with the 1940 Act, which only requires that a Fund state whether it is diversified or non-diversified.

It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of "diversified" and "non-diversified" as embodied in the Funds' current fundamental policies or other investment restrictions of the Funds. In addition, each of the Funds, whether diversified or non-diversified, will remain subject to the relevant diversification provisions of the Tax Code, which require that at the end of each quarter of a Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

Proposal III.B -- Borrowing
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding borrowing would read:

   Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's total assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Funds to borrow to the full extent permitted by the 1940 Act. Further, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

Generally, the Funds' current fundamental investment restrictions on borrowing provide that, consistent with the limits imposed under the 1940 Act, each Fund may borrow in an amount up to 5% of its total assets for temporary emergency purposes and in an amount up to 25%-33 1/3% of the Funds' assets to meet redemptions. (See Appendix C for details about the current restrictions of each Fund.)

To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Proposal III.C -- Senior Securities
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding issuing senior securities would read:

   Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: The 1940 Act prohibits the Funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Fund, including repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

Under each Fund's current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not substantially alter this, although it simplifies the current restriction and makes it uniform with respect to each Fund. Thus, the proposed amended restriction does not change the current restrictions for any of the Funds, because in all cases, the Funds will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

Proposal III.D -- Underwriting Securities
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding underwriting securities would read:

   Each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Discussion of Proposed Modification: The proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Funds. However, it clarifies and makes uniform the exception from the prohibition for all Funds and avoids unintended limitations or differences in interpretations.

Proposal III.E -- Real Estate
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in real estate would read:

   Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Discussion of Proposed Modification: The proposed change maintains each Fund's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Funds to acquire or lease office space for their own use, although it is not anticipated that any of the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.

Proposal III.F -- Making Loans
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding making loans would read:

   Each Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: The proposed change permits the Funds to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds' current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a Fund's ability to loan its securities in the future, under the proposed restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

Generally the Funds' current fundamental investment restrictions on lending provide that, consistent with the limits imposed under the 1940 Act, each Fund may lend an amount up to 25%-33 1/3% of the Funds' assets. (See Appendix C for the current restrictions of each Fund.) This Proposal would result in a change to the fundamental investment restrictions of the Funds so that each Fund may have 33 1/3% of its total assets available for lending. Therefore, each of the Funds could be subject to a greater extent to the risks associated with securities lending. These risks include the possibility of loss to a Fund due to
(1) the inability of the borrower to return the securities; (2) a delay in recovery of the securities, or (3) loss of rights in the collateral should the borrower fail financially. However, the proposed restriction would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments. Further, it is not anticipated that the proposed change would affect any Fund's securities lending activities in the near term.

Proposal III.G -- Concentration of Investments
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding concentration of investments would read:

   Each Fund may not "concentrate" its investments in a particular industry or group of industries (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

   The TA IDEX Clarion Real Estate Securities may concentrate in securities of issuers in the real estate industry. TA IDEX T. Rowe Price Health Sciences may concentrate in the health sciences industry.

Discussion of Proposed Modification: With the exception of the Funds named above, each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry or group of industries, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' current fundamental restrictions are consistent with this interpretation. Nevertheless, the proposed change would permit investment in an industry or group of industries up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. It also promotes uniformity among most of the Funds' restrictions.

Proposal III.H -- Commodities
Applicable Funds -- All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in commodities would read:

   Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: The current fundamental investment restrictions prohibit the Funds from investing in commodities or commodity contracts except certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Funds' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits each Fund to enter into foreign currency transactions, in accordance with its investment objective and strategies.

While several of the Funds may already invest in derivatives, the proposed restriction may expand the types of derivatives in which those Funds may invest and may allow Funds that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Fund's investment objective and strategies. To the extent a Fund invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

However, notwithstanding the above, it is not currently proposed that any Fund's investment policies be changed to permit additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund's prospectus or statement of additional information. This proposed change does, however, reserve to the Trustees the ability to change a Fund's derivatives policy at a later date without further shareholder action.

Reclassification of Certain Fundamental Investment Restrictions to Non-Fundamental Investment Restrictions

Proposal III.I -- Pledging, Mortgaging and Hypothecating Fund Assets Applicable Fund -- TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restriction on pledging, mortgaging and hypothecating a Fund's assets be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassification of the Investment Restriction: The restriction on pledging, mortgaging and hypothecating a fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from a registered investment company's fundamental investment restrictions. The Fund's current limit on pledging may conflict with the Fund's ability to borrow money to meet redemption requests or for other purposes. This conflict arises because banks may require borrowers such as the TA IDEX Transamerica Conservative High-Yield Bond to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The TA IDEX Transamerica Conservative High-Yield Bond's current restriction, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Fund may borrow in these situations. Although the Fund currently plans to engage only in pledging in connection with borrowing money, pledging assets could decrease the Fund's' ability to liquidate assets. If TA IDEX Transamerica Conservative High-Yield Bond pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund's current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal III.B, above.

Proposal III.J -- Investments in Other Investment Companies
Applicable Funds -- TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt's fundamental investment restriction on investments in other investment companies be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassification of the Investment Restriction: The fundamental investment restriction on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required to be among a registered investment company's fundamental investment restrictions.

Proposal III.K -- Margin Activities and Short Selling
Applicable Funds -- TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, TA IDEX Protected Principal Stock, TA IDEX Transamerica Equity and TA IDEX Transamerica Growth Opportunities

Proposal: It is proposed that the fundamental investment restriction on margin activities and selling securities short for each of the Funds listed above be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassification of the Investment Restriction: The fundamental investment restrictions on margin activities and selling securities short were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. There are no current expectations that the Funds will engage in margin activities or sell securities short. If the changes are adopted as proposed, these Funds will be able to engage in such activities, to the extent permitted by their remaining investment restrictions and in accordance with their investment objective and strategies.

Proposal III.L -- Investments in which a Trustee or Officer is Invested Applicable Fund -- TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restriction on owning an issuer's security where the Fund's officer or trustee also owns a specified portion of that issuer be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassification of the Investment Restriction: The fundamental investment restriction on owning an issuer's security where the registered investment company's officer or trustee also owns a specified portion of that issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restrictions. Furthermore, Section 17 of the 1940 Act and the rules thereunder limit this type of transaction to the extent it may be deemed a joint transaction or enterprise with a person affiliated with the Fund.

Proposal III.M. -- Investments in Mineral Leases
Applicable Fund -- TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restriction on purchasing oil, gas, etc. interests be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassification of the Investment Restriction: The fundamental investment restriction on purchasing or selling interests in oil, gas, etc. was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required to be fundamental.


Proposal III.N -- Investments in Bank Deposits
Applicable Fund -- TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the fundamental investment restriction on investing in bank deposits be reclassified as non-fundamental.

Reasons for the Reclassification of the Investment Restriction: The fundamental investment restriction on purchasing or selling interests in bank time deposits was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restrictions.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE PROPOSALS III.A THROUGH III.N. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                       GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

ATFA, the Funds' investment adviser, and AEGON/Transamerica Fund Services, Inc., its administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

Independent Auditors

The Audit Committee and the Board selected the firm of PwC as independent auditors of TA IDEX for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of TA IDEX's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $360,000 for TA IDEX's fiscal year ended October 31, 2004 and $356,000 for the fiscal year ended October 31, 2003.

                         October 31, 2003   October 31, 2004
                        ------------------ -----------------
   Audit-Related Fees         $43,000         $ 59,000
   Tax Fees                   $65,000         $104,000
   All Other Fees                 -0-              -0-

Audit-related fees include review of filings with the Security and Exchange Commission and the review of TA IDEX's Semi-Annual Report to Shareholders. Tax fees include tax return services provided for fund mergers and foreign tax work.

Audit Committee Pre-Approval Policies and Procedures. The pre-approval policies and procedures of TA IDEX contained in TA IDEX's Audit Committee Charter require that TA IDEX's Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by TA IDEX (the "Auditor"). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) TA IDEX's investment adviser, and (ii) any entity controlling, controlled by, or under common control with TA IDEX's investment adviser that provides ongoing services to the Fund if the services directly relate to the operations and financial reporting of the Fund. The Audit Committee approved 100% of the audit and non-audit fees listed above.

Shareholder Communications with the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of TA IDEX, at TA IDEX's address. Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and
(iii) identify the class of shares of the Fund held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Boards, officers, shareholders or other matters relating to an investment in the Funds, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholder Reports. Shareholders can find important information about the Funds in the TA IDEX annual report, including financial reports, for the fiscal year ended October 31, 2003, or the semi-annual report for the period ended April 30, 2004, which have been mailed previously to shareholders. If you have not received this report or would like to receive an additional copy, please contact TA IDEX by writing at TA IDEX's address, or by calling the telephone number shown on the front page of this Proxy Statement. A copy of the reports will be provided free of charge.

                               VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about December 27, 2004, but proxies may also be solicited by telephone and/or in person by representatives of TA IDEX, regular employees of AEGON/Transamerica Investor Services, Inc. (the transfer agent of TA IDEX) or its affiliate(s), or Automatic Data Processing ("ADP"), a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from the person listed above to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated costs of retaining ADP is approximately $594,440. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be allocated among the Funds based upon the number of shareholder accounts for Funds requiring proxy solicitation assistance.

Shareholder Voting. Shareholders of record of the Funds who own shares of beneficial interest at the close of business on the Record Date will be entitled to vote at the Meeting, including any adjournment(s) thereof. As of the Record Date, the shares issued and outstanding of each Fund is listed on Appendix D. As of December 1, 2004, no person owned beneficially more than 5% of any class of a Fund, except as set forth in Appendix E. To the best of each Fund's knowledge, as of December 1, 2004, no Trustee or officer owned beneficially more than 1% of any class of a Fund.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. With respect to a Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted toward establishing a quorum. In the event that a quorum is not present at the Meeting for a Fund, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting for that Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of that Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below). The person named as proxies will vote those proxies that they are entitled to vote "FOR" a proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST a proposal for that Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted "FOR" all the proposals. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Meeting, please submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with TA IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Meeting, by itself, will not revoke a previously tendered proxy. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

Required Vote. Shareholders of each Fund vote together on Proposal I and separately on Proposals II and III.A-III.N. Proposal I must be approved by a plurality of the votes cast in person or by proxy at the Meeting if a quorum exists. Approval of Proposals II and III.A-III.N each requires the vote of a "majority of the outstanding voting securities" of that Fund, with all classes of shares voting together and not by class, which means the vote of 67% or more of the shares of a Fund that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of that Fund's outstanding shares, whichever is less. (Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal II and III.A-III.N.)

Shareholder Proposals. As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716, in accordance with the guidelines outlines in the section titled "Shareholder Communications with the Board" of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified TA IDEX of their desire to receive multiple copies of the shareholder reports and proxy statements TA IDEX sends. If you would like to receive an additional copy, please contact TA IDEX by writing to TA IDEX's address, or by calling the telephone number shown on the front page of this Proxy Statement. TA IDEX will then promptly deliver, upon request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the TA IDEX's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     By Order of the Board of Trustees,

                                     John K. Carter, Esq., Secretary
                                     Transamerica IDEX Mutual Funds
                                     St. Petersburg, Florida

December 21, 2004

                                                                      APPENDIX A

                                LIST OF SERIES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS

TA IDEX American Century International
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation -- Conservative Portfolio
TA IDEX Asset Allocation -- Growth Portfolio
TA IDEX Asset Allocation -- Moderate Growth Portfolio
TA IDEX Asset Allocation -- Moderate Portfolio
TA IDEX Evergreen International Small Cap
TA IDEX Federated Tax Exempt
TA IDEX Great Companies -- America(SM)
TA IDEX Great Companies -- Technology(SM)
TA IDEX Clarion Real Estate Securities
TA IDEX J.P. Morgan Mid Cap Value
TA IDEX Janus Growth
TA IDEX Jennison Growth
TA IDEX Marsico Growth
TA IDEX Marsico International Growth
TA IDEX Mercury Large Cap Value
TA IDEX PIMCO Total Return
TA IDEX PIMCO Real Return TIPS
TA IDEX Protected Principal Stock
TA IDEX Salomon All Cap
TA IDEX Salomon Investors Value
TA IDEX T. Rowe Price Health Sciences
TA IDEX T. Rowe Price Small Cap
TA IDEX T. Rowe Price Tax Efficient Growth
TA IDEX Templeton Great Companies Global
TA IDEX Transamerica Equity
TA IDEX Transamerica Growth Opportunities
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Money Market
TA IDEX Transamerica Value Balanced
TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Transamerica Balanced
TA IDEX Transamerica Flexible Income
TA IDEX Transamerica Conservative High-Yield Bond
TA IDEX Transamerica Short-Term Bond
TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Small Company Growth

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of [ , 2005], by and among Transamerica IDEX Mutual Funds, a Massachusetts business trust having an office at 570 Carillon Parkway, St. Petersburg, FL 33716 (the "Trust") and Transamerica IDEX Mutual Funds, a Delaware statutory trust having an office at 570 Carillon Parkway, St. Petersburg, FL 33716 (the "New Trust").

WHEREAS, each of the Board of Trustees of the Trust and Initial Trustee of the New Trust has determined that it is in the best interests of the Trust and the New Trust, respectively, that the assets of the Trust be acquired by the New Trust pursuant to this Agreement and in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

WHEREAS, the parties desire to enter into a plan of exchange pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Plan of Exchange.

(a) Subject to the requisite approval of the shareholders of the Trust and to the terms and conditions contained herein, on February __, 2005, or such earlier or later date as may be mutually agreed upon by the parties (the "Exchange Date"), the following series of the Trust (the "Funds") shall assign, transfer and convey all of its assets to the corresponding series of the New Trust (the "New Funds") and the New Trust shall accept all of such assignment, transfer and conveyance:

   TA IDEX American Century International
   TA IDEX American Century Large Company Value
   TA IDEX Asset Allocation -- Conservative Portfolio
   TA IDEX Asset Allocation -- Growth Portfolio
   TA IDEX Asset Allocation -- Moderate Growth Portfolio
   TA IDEX Asset Allocation -- Moderate Portfolio
   TA IDEX Evergreen International Small Cap
   TA IDEX Federated Tax Exempt
   TA IDEX Great Companies -- America(SM)
   TA IDEX Great Companies -- Technology(SM)
   TA IDEX Clarion Real Estate Securities
   TA IDEX J.P. Morgan Mid Cap Value
   TA IDEX Janus Growth
   TA IDEX Jennison Growth
   TA IDEX Marsico Growth
   TA IDEX Marsico International Growth
   TA IDEX Mercury Large Cap Value
   TA IDEX PIMCO Total Return
   TA IDEX PIMCO Real Return TIPS
   TA IDEX Protected Principal Stock
   TA IDEX Salomon All Cap
   TA IDEX Salomon Investors Value
   TA IDEX T. Rowe Price Health Sciences
   TA IDEX T. Rowe Price Small Cap
   TA IDEX T. Rowe Price Tax Efficient Growth
   TA IDEX Templeton Great Companies Global
   TA IDEX Transamerica Equity
   TA IDEX Transamerica Growth Opportunities

   TA IDEX Transamerica Convertible Securities
   TA IDEX Transamerica Money Market
   TA IDEX Transamerica Value Balanced
   TA IDEX Transamerica Small/Mid Cap Value
   TA IDEX Transamerica Balanced
   TA IDEX Transamerica Flexible Income
   TA IDEX Transamerica Conservative High-Yield Bond
   TA IDEX Transamerica Short-Term Bond
   TA IDEX UBS Large Cap Value
   TA IDEX Van Kampen Emerging Markets Debt
   TA IDEX Van Kampen Small Company Growth

(b) Subject to the requisite approval of the shareholders of the Funds and to the terms and conditions contained herein, on the Exchange Date, Funds shall assign, transfer and convey their obligations, duties and liabilities of, or attributable to the Funds, and the New Funds shall acquire all such obligations, duties and liabilities.

(c)  Each Fund shall assign, transfer and convey its assets, as provided in
     Section 1(a), in exchange for shares of beneficial interest of the same class of the corresponding New Funds equal in number to the outstanding shares of the corresponding Funds.

(d) Each New Fund agrees to distribute shares of the same class equal in number to the corresponding number of then outstanding shares of the corresponding Fund.

(e) The New Trust further assumes and agrees to observe, perform and be bound by all of the grants, terms, covenants, representations, warranties, and conditions contained in all contracts and agreements currently in effect with the Trust, and the other agreements and documents delivered thereunder which are binding upon, and to be observed or performed by, the Trust thereunder, as though the New Trust were the Trust, and hereby ratifies and confirms the validity of all contracts and agreements currently in effect with the Trust, including, but not limited to, the Distribution Agreements and the Services Agreements.

(f) All references to the Trust in all agreements to which the Trust is a party will be deemed to refer to the New Trust.

(g) It is contemplated that the net asset value of each outstanding share of each class of each New Fund immediately after the effectiveness of this Agreement will be equivalent to the net asset value of each outstanding share of each class of the corresponding Fund.

(h) Delivery of the assets of the Funds to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to Investor's Bank and Trust, the New Trust's custodian (the "Custodian"). Such delivery shall be made for the account of the New Trust and the New Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title hereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the New Trust and the New Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the New Trust and the New Funds.

(i) The Trust and the Funds will pay or cause to be paid to the New Trust any interest received on or after the Exchange Date with respect to assets transferred to the corresponding New Funds hereunder and the New Trust shall allocate any such interest to the appropriate New Funds. The Trust will transfer to the New Trust any distributions, rights or other assets received by the Trust after the Exchange Date as distributions on or with respect to the assets transferred from the Funds to the corresponding New Funds hereunder. The New Trust shall allocate any such distributions, rights or other assets to the appropriate New Funds. All such assets shall be deemed included in assets transferred from the Funds on the Exchange Date and shall not be separately valued.

(j) If the requisite number of shareholders of a Fund do not approve this Agreement, the Fund will continue to operate as a series of the Trust.

(k) As soon as practicable after the Exchange Date, and following distribution by each Fund of shares of the New Trust (the "New Trust Shares") of each corresponding New Fund received by it among its shareholders in proportion to the number of shares each such shareholder holds in such corresponding Fund, the Trust will dissolve and terminate the Fund and, if the shareholders of each Fund approve this Agreement, the Trust under Massachusetts law in accordance with the terms of the Declaration of Trust.


2. The Trust's Representations and Warranties. The Trust represents and warrants to and agrees with the New Trust as follows:

(a) It is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

(b) It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) On the Exchange Date, it will have full right, power and authority to assign, transfer and convey the assets to be transferred by it hereunder.

(d) Its Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and discloses that its obligations under this Agreement are binding only upon the assets and property of the Trust, and not on its trustees, officers, shareholders or agents.

3. The New Trust's Representations and Warranties. The New Trust represents and warrants to and agrees with the Trust as follows:

(a) The New Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

(b) Immediately prior to the transactions contemplated in Section 1 hereof, the New Trust shall have no assets or liabilities other than nominal assets or liabilities.

(c) On the Exchange Date, the New Trust Shares to be issued to the Trust will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the New Trust. No New Trust or New Funds shareholder will have any preemptive right of subscription or purchase in respect thereof.

(d) The New Trust has the necessary power and authority to conduct its business and the business of each New Fund as such businesses are now being conducted.

4. The New Trust's Conditions Precedent. The obligations of the New Trust hereunder shall be subject to the following conditions:

(a) The Trust shall have furnished to the New Trust a statement of its assets, including a list of securities with their respective values owned by it.

(b) As of the Exchange Date, all representations and warranties of the Trust made in this Agreement shall be true and correct as if made on and as of such date, and the Trust shall have complied with all the agreements and satisfied all the conditions to be performed or satisfied by it on or prior thereto.

(c) A vote approving this Agreement, the transactions and exchange contemplated hereby and the succession of the New Trust to the Trust's registration statement and notification of registration contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund engaging in the transactions contemplated by this Agreement.

5. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

(a) As of the Exchange Date, all representations and warranties of the New Trust made in this Agreement shall be true and correct as if made on and as of such date, and that the New Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such date.

(b) On or before the Exchange Date, the New Trust shall have filed a post-effective amendment to the Trust's registration statement on Form N-1A under the 1933 Act and 1940 Act and an amendment to the Trust's notification of registration on Form N-8A under the 1940 Act expressly adopting and succeeding to such registration statement and notification of registration as its own and setting forth any additional information necessary to reflect any material changes made in connection with or resulting from the succession, or necessary to keep the registration statement from being misleading in any material respect, and such amendment shall have become effective. The parties agree that the transactions contemplated in Section 1 hereof shall be deemed to occur simultaneously with the effectiveness of the New Trust's post-effective amendment to the Trust's registration statement on Form N-1A.

6. The New Trust's and the Trust's Conditions Precedent. The obligations of both the New Trust and the Trust hereunder shall be subject to receipt of an opinion from Dechert LLP addressed to the New Trust and to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transactions contemplated by this Agreement shall constitute tax-free reorganizations for Federal income tax purposes, unless, based on the circumstances existing at the time of the closing, Dechert LLP determines that a transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the New Trust.

7. Amendment or Termination of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Trustees the Trust, or the Board of Trustees of the New Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Trust) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or (iii) circumstances should develop that, in the opinion of the Board of Trustees of the Trust, or the Board of Trustees of the New Trust, make proceeding with this Agreement in its current form inadvisable.

     In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Trust and the Board of Trustees of the New Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders of the Trust or the shareholders of the New Trust, as the case may be.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the New Trust or the trustees, officers or shareholders of the Trust, in respect of this Agreement.

8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Trustees of the Trust or the Board of Trustees of the New Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Trust or the shareholders of the New Trust, as the case may be.

9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Trust, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, the Trust and the New Trust have caused this Agreement and Plan of Reorganization to be duly executed as of the day and year first above written.


                                     TRANSAMERICA IDEX MUTUAL FUNDS
                                     a Massachusetts business trust


                                     By: ---------------------------------------


                                     Title:



                                     TRANSAMERICA IDEX MUTUAL FUNDS
                                     a Delaware statutory trust


                                     By: ---------------------------------------


                                     Title: Initial Trustee

                                                                     APPENDIX C

                        TRANSAMERICA IDEX MUTUAL FUNDS

                                            Current Fundamental                   Proposed New Fundamental
Funds                                     Investment Restrictions                  Investment Restrictions
------------------------------   -----------------------------------------   ----------------------------------
Proposal III.A -- Diversification
o All funds except: TA IDEX      o The fund may not, with respect to         Each Fund shall be a "diversified
  Asset Allocation --              75% of the fund's total assets,           company" as that term is defined
  Moderate; TA IDEX Asset          purchase the securities of any one        in the 1940 Act (except for TA
  Allocation -- Conservative,      issuer (other than government             IDEX Salomon All Cap, TA IDEX
  TA IDEX Asset Allocation         securities as defined in the 1940         Great Companies -- America, TA
  -- Moderate Growth, TA           Act) if immediately after and as a        IDEX T. Rowe Price Health
  IDEX Asset Allocation --         result of such purchase (a) the           Sciences, TA IDEX PIMCO Real
  Growth, TA IDEX Great            value of the holdings of the fund         Return TIPS, TA IDEX Clarion
  Companies -- America, TA         in the securities of such issuer          Real Estate Securities, TA IDEX
  IDEX Great Companies --          exceeds 5% of the value of the            Great Companies -- Technology,
  Technology, TA IDEX              fund's total assets, or (b) the fund      and TA IDEX Van Kampen
  Clarion Real Estate              owns more than 10% of the                 Emerging Markets Debt), and as
  Securities, TA IDEX              outstanding voting securities of          interpreted or modified by
  PIMCO Real Return TIPS,          any one class of securities of such       regulatory authority having
  TA IDEX Salomon All              issuer. All securities of a foreign       jurisdiction, from time to time.
  Cap, TA IDEX                     government and its agencies will          The TA IDEX Salomon All Cap,
  Transamerica Conservative        be treated as a single issuer for         TA IDEX Great Companies --
  High-Yield Bond, TA IDEX         purposes of this restriction.             America, TA IDEX T. Rowe Price
  T. Rowe Price Health                                                       Health Sciences, TA IDEX
  Sciences, TA IDEX                                                          PIMCO Real Return TIPS, TA
  Marsico International                                                      IDEX Clarion Real Estate
  Growth, TA IDEX                                                            Securities, TA IDEX Great
  Transamerica Short-Term                                                    Companies -- Technology, and
  Bond, TA IDEX Van                                                          TA IDEX Van Kampen Emerging
  Kampen Emerging                                                            Markets Debt shall be a "non-
  Markets Debt                                                               diversified company" as that term
                                                                             is defined in the 1940 Act.

o TA IDEX PIMCO Real             o The fund may not, with respect to
  Return TIPS, TA IDEX             50% of the fund's total assets,
  Clarion Real Estate              purchase the securities of any one
  Securities                       issuer (other than government
                                   securities as defined in the 1940 Act)
                                   if immediately after and as a result
                                   of such purchase (a) the value of the
                                   holdings of the fund in the securities
                                   of such issuer exceeds 5% of the
                                   value of the fund's total assets, or (b)
                                   the fund owns more than 10% of the
                                   outstanding voting securities of any
                                   one class of securities of such issuer.
                                   All securities of a foreign
                                   government and its agencies will be
                                   treated as a single issuer for
                                   purposes of this restriction.

                                          Current Fundamental               Proposed New Fundamental
Funds                                   Investment Restrictions              Investment Restrictions
---------------------------   ------------------------------------------   --------------------------
o TA IDEX Marsico             o The fund may not, with respect to
  International Growth, TA      75% of the fund's total assets,
  IDEX Transamerica Short-      purchase the securities of any one
  Term Bond                     issuer (other than government
                                securities as defined in the 1940 Act)
                                if immediately after and as a result
                                of such purchase (a) the value of the
                                holdings of the fund in the securities
                                of such issuer exceeds 5% of the
                                value of the fund's total assets, or (b)
                                the fund owns more than 10% of the
                                outstanding voting securities of any
                                one class of securities of such issuer.

o TA IDEX Transamerica        o The fund may not purchase the
  Conservative High-Yield       securities (other than government
  Bond                          securities) of any issuer if, as a
                                result, more than 5% of the fund's
                                total assets would be invested in the
                                securities of such issuer, provided
                                that up to 25% of the fund's total net
                                assets may be invested without
                                regard to this 5% limitation and in
                                the case of certificates of deposit,
                                time deposits and bankers'
                                acceptances, up to 25% of total fund
                                assets may be invested without
                                regard to such 5% limitation, but
                                shall instead be subject to a 10%
                                limitation.

                              o The fund may not purchase the
                                securities (other than government
                                securities) of any issuer if as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

o TA IDEX Transamerica        o The fund may not purchase
  Growth Opportunities, TA      securities (other than U.S.
  IDEX Transamerica Equity      government securities) of any issuer
                                if, as a result of the purchase, more
                                than 5% of the fund's total assets
                                would be invested in the securities
                                of the issuer, except that up to 25%
                                of the value of the total assets of the
                                fund may be invested without regard
                                to this limitation. All securities of a
                                foreign government and its agencies
                                will be treated as a single issuer for
                                purposes of this restriction.

                                          Current Fundamental                    Proposed New Fundamental
Funds                                   Investment Restrictions                  Investment Restrictions
-----------------------------   ---------------------------------------   -------------------------------------
                                o The fund may not purchase more
                                  than 10% of the voting securities of
                                  any one issuer, or more than 10% of
                                  the outstanding securities of any
                                  class of issuer, except that (a) this
                                  limitation is not applicable to the
                                  fund's investments in government
                                  securities and (b) up to 25% of the
                                  value of the assets of the fund may
                                  be invested without regard to these
                                  10% limitations. All securities of a
                                  foreign government and its agencies
                                  will be treated as a single issuer for
                                  purposes of this restriction. These
                                  limitations are subject to any further
                                  limitations under the 1940 Act.

Proposal III.B -- Borrowing

o TA IDEX Asset Allocation      o The fund may not borrow money             Each Fund may not borrow money,
  -- Conservative, TA IDEX        except for temporary or emergency         except as permitted under the 1940
  Asset Allocation --             purposes (not for leveraging or           Act, and as interpreted, modified or
  Moderate, TA IDEX Asset         investment) in an amount exceeding        otherwise permitted by regulatory
  Allocation -- Moderate          25% of the value of the fund's total      authority having jurisdiction, from
  Growth, TA IDEX Asset           assets (including amount borrowed)        time to time.
  Allocation -- Growth, TA        less liabilities (other than
  IDEX Transamerica Money         borrowings). Any borrowings that
  Market, TA IDEX                 exceed 25% of the value of the
  Transamerica Convertible        fund's total assets by reason of a
  Securities, TA IDEX             decline in net assets will be reduced
  PIMCO Total Return, TA          within three business days to the
  IDEX Templeton Great            extent necessary to comply with the
  Companies Global, TA            25% limitation. This policy shall not
  IDEX T. Rowe Price              prohibit reverse repurchase
  Health Sciences, TA IDEX        agreements or deposits of assets to
  PIMCO Real Return TIPS,         margin account to guarantee
  TA IDEX Janus Growth,           positions in futures, options, swaps
  TA IDEX Transamerica            or forward contracts, or the
  Balanced, TA IDEX               segregation of assets in connection
  Transamerica Flexible           with such contracts.
  Income, TA IDEX Jennison
  Growth, TA Evergreen
  International Small Cap, TA
  IDEX Marsico International
  Growth, TA IDEX
  Transamerica Short-Term
  Bond, TA IDEX UBS
  Large Cap Value, TA IDEX
  Van Kampen Emerging
  Markets Debt, TA IDEX
  Van Kampen Small
  Company Growth, TA
  IDEX J.P. Morgan Mid
  Cap Value

                                       Current Fundamental              Proposed New Fundamental
Funds                                Investment Restrictions             Investment Restrictions
-------------------------   ----------------------------------------   --------------------------
o TA IDEX Salomon           o The fund may borrow money only
  Investors Value             for temporary or emergency
                              purposes (not for leveraging or
                              investment) in an amount not
                              exceeding 10% of the value of the
                              fund's total assets (including the
                              amount borrowed) less liabilities
                              (other than borrowings). Any
                              borrowings that exceed 10% of the
                              value of the fund" total assets by
                              reason of a decline in net assets will
                              be reduced within three business
                              days to the extent necessary to
                              comply with the 10% limitation. The
                              fund may not purchase additional
                              securities when borrowings exceed
                              5% of total assets. This policy shall
                              not prohibit reverse repurchase
                              agreements or deposits of assets to
                              provide margin or guarantee
                              positions in connection with
                              transactions in options, futures
                              contracts, swaps, forward contracts,
                              or other derivative instruments or the
                              segregation of assets in connection
                              with such transactions.

o TA IDEX Mercury Large     o The fund may borrow money except
  Cap Value                   from banks for temporary or
                              emergency purposes (not for
                              leveraging or investment) in an
                              amount not exceeding 10% of the
                              value of the fund's total assets
                              (including the amount borrowed) less
                              liabilities (other than borrowings).
                              Any borrowings that exceed 10% of
                              the value of the fund's total assets by
                              reason of a decline in net assets will
                              be reduced within three business
                              days to the extent necessary to
                              comply with the 10% limitation. The
                              fund may not purchase additional
                              securities when borrowings exceed
                              5% of total assets.

                                            Current Fundamental              Proposed New Fundamental
Funds                                     Investment Restrictions             Investment Restrictions
------------------------------   ----------------------------------------   --------------------------
o TA IDEX Transamerica           o The fund may not borrow money
  Small/Mid Cap Value, TA          except for temporary or emergency
  IDEX T. Rowe Price Small         purposes (not for leveraging or
  Cap, TA IDEX T. Rowe             investments) in an amount exceeding
  Price Tax-Efficient Growth,      33 1/3% of the value of the fund's
  TA IDEX American                 total assets (including amount
  Century Large Company            borrowed) less liabilities (other than
  Value, TA IDEX American          borrowings). Any borrowings that
  Century International, TA        exceed 33 1/3% of the value of the
  IDEX Clarion Real Estate         fund's total assets by reason of a
  Securities                       decline in net assets will be reduced
                                   within three business days to the
                                   extent necessary to comply with the
                                   33 1/3% limitation. This policy shall
                                   not prohibit reverse repurchase
                                   agreements or deposits of assets to
                                   margin or guarantee positions in
                                   futures, options, swaps or forward
                                   contracts, or the segregation of assets
                                   in connection with such contracts.

o TA IDEX Transamerica           o The fund may not borrow money,
  Conservative High-Yield          except from a bank for temporary or
  Bond                             emergency purposes (not for
                                   leveraging or investment) in an
                                   amount not to exceed one-third of
                                   the current value of the fund's total
                                   assets (including the amount
                                   borrowed) less liabilities (not
                                   including the amount borrowed) at
                                   the time the borrowing is made. If at
                                   any time the fund's borrowings
                                   exceed this limitation due to a
                                   decline in net assets, such
                                   borrowings will be reduced within 3
                                   business days to the extent necessary
                                   to comply with the limitation. The
                                   fund will borrow only to facilitate
                                   redemptions requested by
                                   shareholders which might otherwise
                                   require untimely disposition of
                                   portfolio securities and will not
                                   purchase securities while borrowings
                                   are outstanding.

                                      Current Fundamental              Proposed New Fundamental
Funds                               Investment Restrictions             Investment Restrictions
------------------------   ----------------------------------------   --------------------------
o TA IDEX Marsico          o The fund may not borrow money
  International Growth       except for temporary or emergency
                             purposes (not for leveraging or
                             investments) in an amount exceeding
                             33 1/3% of the value of the fund's
                             total assets (including amount
                             borrowed) less liabilities (other than
                             borrowings). Any borrowings that
                             exceed 33 1/3% of the value of the
                             fund's total assets by reason of a
                             decline in net assets will be reduced
                             within three business days to the
                             extent necessary to comply with the
                             33 1/3% limitation. This policy shall
                             not prohibit reverse repurchase
                             agreements or deposits of assets to
                             margin or guarantee positions in
                             futures, options, swaps or forward
                             contracts, or the segregation of assets
                             in connection with such contracts.
                             The fund will not purchase securities
                             while it's borrowings exceed 5% of
                             the fund's total assets.

o TA IDEX Transamerica     o The fund may borrow money only
  Value Balanced             for temporary or emergency
                             purposes (not for leveraging or
                             investment) in an amount not
                             exceeding 25% of the value of the
                             fund's total assets (including the
                             amount borrowed) less liabilities
                             (other than borrowings). Any
                             borrowings that exceed 25% of the
                             value of the fund's total assets by
                             reason of a decline on net assets will
                             be reduced within three business
                             days to the extent necessary to
                             comply with the 25% limitation.

                                         Current Fundamental              Proposed New Fundamental
Funds                                  Investment Restrictions             Investment Restrictions
----------------------------   ---------------------------------------   --------------------------
o TA IDEX Marisco Growth       o The fund may not borrow money
                                 except (a) the fund may borrow
                                 money from banks (as defined in the
                                 1940 Act) or through reverse
                                 repurchase agreements in amounts
                                 up to 33 1/3% of its total assets
                                 (including the amount borrowed), (b)
                                 the fund may, to the extent permitted
                                 by applicable law, borrow up to an
                                 additional 5% of its total assets for
                                 temporary purposes, (c) the fund
                                 may obtain such short-term credits
                                 as may be necessary for the
                                 clearance of purchases and sales of
                                 fund securities, (d) the fund may
                                 purchase securities on margin to the
                                 extent permitted by applicable law
                                 and (e) the fund may engage in
                                 mortgage dollar rolls which are
                                 accounted for as financings.

o TA IDEX Salomon All Cap      o The fund may not borrow money,
                                 except that the fund may borrow
                                 from banks for investment purposes
                                 up to an aggregate of 15% of the
                                 value of its total assets taken at the
                                 time of borrowing. The fund may
                                 borrow for temporary or emergency
                                 purposes an aggregate amount not to
                                 exceed 5% of the value of its total
                                 assets at the time of borrowing.

o TA IDEX Transamerica         o The fund may not borrow from
  Growth Opportunities, TA       banks for temporary or emergency
  IDEX Transamerica Equity,      (not leveraging) purposes, including
  TA IDEX UBS Large Cap          the meeting of redemption requests
  Value                          and cash payments of dividends and
                                 distributions that might otherwise
                                 require the untimely disposition of
                                 securities, in an amount not to
                                 exceed 33 1/3% of the value of the
                                 fund's total assets (including the
                                 amount borrowed) at the time the
                                 borrowing is made. Whenever
                                 outstanding borrowings, not
                                 including reverse repurchase
                                 agreements, represent 5% or more of
                                 the fund's total assets, the fund will
                                 not make any additional investments.

                                        Current Fundamental              Proposed New Fundamental
Funds                                 Investment Restrictions             Investment Restrictions
---------------------------   ---------------------------------------   --------------------------
o TA IDEX Great Companies     o The fund may not borrow money or
  -- America, TA IDEX           pledge, mortgage or hypothecate any
  Great Companies --            of its assets except that the fund may
  Technology, TA IDEX Van       borrow on a secured or unsecured
  Kampen Emerging Markets       basis as a temporary measure for
  Debt                          extraordinary or emergency
                                purposes. Such temporary borrowing
                                may not exceed 5% of the value of
                                the fund's total assets when the
                                borrowing is made.

o TA IDEX Federated Tax       o The fund may borrow money only
  Exempt                        for temporary or emergency
                                purposes (not for leveraging or
                                investment) in an amount not
                                exceeding one-third of the current
                                value of the fund's total assets
                                (including the amount borrowed) less
                                liabilities (not including the amount
                                borrowed at the time the borrowing
                                is made). For purposes of this
                                limitation, reverse repurchase
                                agreements would not constitute
                                borrowings.

o TA IDEX Protected           o The fund may not borrow money
  Principal Stock               except for temporary or emergency
                                purposes (not for leveraging or
                                investment) in an amount exceeding
                                33 1/3% of the value of the fund's
                                total assets (including amount
                                borrowed) less liabilities (other than
                                borrowings). Any borrowings that
                                exceed 33 1/3% of the value of the
                                fund's total assets by reason of a
                                decline in net assets will be reduced
                                within three business days to the
                                extent necessary to comply with the
                                33 1/3% limitation. This policy shall
                                not prohibit reverse repurchase
                                agreements or bankborrowing.

o TA IDEX Van Kampen          o The fund may not borrow money
  Small Company Growth          except that the fund may borrow
                                from a bank for temporary or
                                emergency purposes in amounts not
                                exceeding 5% (taken at the lower of
                                cost or current value) of its total
                                assets (not including the amount
                                borrowed).

                                           Current Fundamental                       Proposed New Fundamental
Funds                                    Investment Restrictions                     Investment Restrictions
-----------------------------   -----------------------------------------   -----------------------------------------
Proposal III.C -- Senior Securities

o All funds except TA IDEX      o The funds may not issue senior            Each Fund may not issue any senior
  American Century                securities, as defined in the 1940        security, except as permitted under the
  International, TA IDEX          Act, except that this restriction shall   1940 Act, and as interpreted, modified
  Federated Tax Exempt, TA        not be deemed to prohibit the fund        or otherwise permitted by regulatory
  IDEX Marsico International      from (i) making and collateralizing       authority having jurisdiction, from time
  Growth                          any permitted borrowings and/or           to time.
                                  purchases of government securities
                                  on a "when-issued" or "delayed
                                  delivery" basis; (ii) making any
                                  permitted loans of its portfolio
                                  securities, or (iii) entering into any
                                  permitted reverse repurchase
                                  agreements that would be considered
                                  "senior securities" but for the
                                  maintenance by the fund of a
                                  segregated account with its custodian
                                  or some other form of "cover."

o TA IDEX American              o The fund may not issue senior
  Century International           securities, except to the extent that
                                  senior securities may be deemed to
                                  arise from bank borrowings and
                                  purchases of government securities
                                  on a "when-issued" or "delayed
                                  delivery" basis.

o TA IDEX Marsico               o The fund may not issue senior
  International Growth            securities, except as permitted under
                                  the Investment Company Act of
                                  1940 (the "1940 Act").

o TA IDEX Federated Tax         o The fund does not have a
  Exempt                          fundamental investment restriction
                                  on senior securities.

                                         Current Fundamental                     Proposed New Fundamental
Funds                                  Investment Restrictions                    Investment Restrictions
---------------------------    ---------------------------------------    --------------------------------------
Proposal III.D -- Underwriting Securities

o All funds except: TA IDEX    o The fund may not act as underwriter      Each Fund may not act as an
  Marisco Growth, TA IDEX        of securities issued by others, except   underwriter of securities within the
  Salomon All Cap, TA            to the extent that it may be deemed      meaning of the 1933 Act, except as
  IDEX Transamerica Growth       an underwriter in connection with        permitted by the 1933 Act, and as
  Opportunities, TA IDEX         the disposition of its portfolio         interpreted, modified or otherwise
  Transamerica Equity, TA        securities.                              permitted by regulatory authority
  IDEX Conservative High-                                                 having jurisdiction, from time to
  Yield Bond, TA IDEX                                                     time. Among other things, to the
  Transamerica Small/Mid                                                  extent that the Fund may be deemed
  Cap Value, TA IDEX                                                      to be an underwriter within the
  T. Rowe Price Small Cap,                                                meaning of the 1933 Act, this would
  TA IDEX T. Rowe Price                                                   permit a Fund to act as an
  Tax-Efficient Growth, TA                                                underwriter of securities in
  IDEX Protected Principal                                                connection with the purchase and
  Stock, TA IDEX Federated                                                sale of its portfolio securities in the
  Tax Exempt, TA IDEX                                                     ordinary course of pursuing its
  Marsico International                                                   investment objective, investment
  Growth, TA IDEX                                                         policies and investment program.
  Evergreen International
  Small Cap, TA IDEX Van
  Kampen Emerging Markets
  Debt

o TA IDEX Marsico             o The fund may not act as underwriter
  International Growth          of securities issued by others, except
                                to the extent that it may be deemed
                                an underwriter in connection with
                                the disposition of its portfolio
                                securities of such fund.

o Transamerica Small/Mid      o The fund may not underwrite
  Cap Value, TA IDEX            securities issued by other persons,
  T. Rowe Price Small Cap,      except to the extent that the fund
  TA IDEX T. Rowe Price         may be deemed to be an underwriter
  Tax-Efficient Growth, TA      within the meaning of the Securities
  IDEX Protected Principal      Act of 1933 in connection with the
  Stock, TA IDEX Evergreen      purchase and sale of its portfolio
  International Small Cap       securities in the ordinary course of
                                pursuing its investment objective.

o TA IDEX Transamerica        o The fund may not underwrite any
  Conservative High-Yield       issue of securities, except to the
  Bond                          extent the fund may be deemed to
                                be an underwriter in connection with
                                the sale of its portfolio securities,
                                although the fund may purchase
                                securities directly from the issuers
                                thereof for investment in accordance
                                with the fund's investment objective
                                and policies.

                                        Current Fundamental             Proposed New Fundamental
Funds                                 Investment Restrictions            Investment Restrictions
---------------------------   --------------------------------------   --------------------------
o TA IDEX Transamerica        o The fund may not underwrite any
  Growth Opportunities, TA      issue of securities, except to the
  IDEX Transamerica Equity      extent that the sale of securities in
                                accordance with the fund's
                                investment objective, policies and
                                limitations may be deemed to be an
                                underwriting, and except that the
                                fund may acquire securities under
                                circumstances in which, if the
                                securities were sold, the fund might
                                be deemed to be an underwriter for
                                purposes of the 1933 Act.

o TA IDEX Marisco Growth,     o The fund may not underwrite
  TA IDEX Salomon All Cap       securities issued by other persons,
                                except to the extent that the fund
                                may be deemed to be an underwriter
                                within the meaning of the 1933 Act
                                in connection with the purchase and
                                sale of its fund securities in the
                                ordinary course of pursuing its
                                investment objective.

o TA IDEX Federated Tax       o The fund may not underwrite any
  Exempt                        issue of securities, except to the
                                extent the fund may be deemed to
                                be an underwriter in connection with
                                the sale of its portfolio securities,
                                although the fund may purchase
                                Municipal Obligations directly from
                                the issuers for investment in
                                accordance with the fund's
                                investment objective and policies.

o TA IDEX Van Kampen          o The fund does not have a
  Emerging Markets Debt         fundamental investment restriction
                                on underwriting securities.

                                           Current Fundamental                      Proposed New Fundamental
Funds                                    Investment Restrictions                     Investment Restrictions
-----------------------------   -----------------------------------------   ----------------------------------------
Proposal III.E -- Real Estate
o All funds except: TA IDEX     o The fund may not purchase or sell           Each Fund may not purchase or sell
  Mercury Large Cap Value;        real estate (but this shall not prevent     real estate or any interests therein,
  TA IDEX Templeton Great         the fund from investing in securities       except as permitted under the 1940
  Companies Global, TA            or other instruments backed by real         Act, and as interpreted, modified or
  IDEX Janus Growth, TA           estate, including mortgage-backed           otherwise permitted by regulatory
  IDEX Transamerica               securities, or securities of companies      authority having jurisdiction, from
  Balanced, TA IDEX               engaged in the real estate business).       time to time. Notwithstanding this
  Transamerica Flexible                                                       limitation, a Fund may, among other
  Income, TA IDEX Jennison                                                    things: (i) acquire or lease office
  Growth, TA IDEX Salomon                                                     space for its own use; (ii) invest in
  Investors Value, TA IDEX                                                    securities of issuers that invest in
  Great Companies --                                                          real estate or interests therein; (iii)
  America, TA IDEX Great                                                      invest in mortgage-related securities
  Companies -- Technology,                                                    and other securities that are secured
  TA IDEX Clarion Real                                                        by real estate or interests therein; or
  Estate Securities, TA IDEX                                                  (iv) hold and sell real estate acquired
  Transamerica Conservative                                                   by the Fund as a result of the
  High-Yield Bond, TA IDEX                                                    ownership of securities
  Transamerica Growth
  Opportunities, TA IDEX
  Transamerica Equity, TA
  IDEX Salomon All Cap,
  TA IDEX Federated Tax
  Exempt, TA IDEX Marsico
  International Growth, TA
  IDEX Van Kampen
  Emerging Markets Debt

o TA IDEX Mercury Large         o The fund may not purchase or sell
  Cap Value                       real estate or real estate limited
                                  partnerships (but this shall not
                                  prevent the fund from investing in
                                  securities or other instruments
                                  backed by real estate, including
                                  mortgage-backed securities, or
                                  securities of companies engaged in
                                  the real estate business).

o TA IDEX Templeton Great       o The fund may not invest directly in
  Companies Global, TA            real estate or interests in real estate;
  IDEX Janus Growth, TA           however, the fund may own debt or
  IDEX Transamerica               equity securities issued by
  Balanced, TA IDEX               companies engaged in those
  Transamerica Flexible           businesses.
  Income, TA IDEX Jennison
  Growth, TA IDEX Salomon
  Investors Value, TA IDEX
  Great Companies --
  America, TA IDEX Great
  Companies -- Technology,
  TA IDEX Marsico
  International Growth

                                         Current Fundamental               Proposed New Fundamental
Funds                                  Investment Restrictions              Investment Restrictions
---------------------------   -----------------------------------------   --------------------------
o TA IDEX Clarion Real        o The fund may not invest directly in
  Estate Securities             real estate or interests in real estate;
                                however, the fund may own
                                securities or other instruments
                                backed by real estate, including
                                mortgage-backed securities, or debt
                                or equity securities issued by
                                companies engaged in those
                                businesses and the fund may hold
                                and sell real estate acquired by the
                                fund as a result of the ownership of
                                securities.

o TA IDEX Van Kampen          o The fund may not invest directly in
  Emerging Markets Debt         real estate or interests in real estate,
                                including limited partnership
                                interests; however, the fund may
                                own debt or equity securities issued
                                by companies engaged in those
                                businesses.

o TA IDEX Transamerica        o The fund may not purchase or hold
  Conservative High-Yield       any growth real estate or mortgage
  Bond, TA IDEX Federated       loans thereon, except that the fund
  Tax Exempt                    may invest in securities secured by
                                real estate or interests therein or
                                issued by persons (such as real estate
                                investment trusts) which deal in real
                                estate or interests therein.

o TA IDEX Transamerica        o The fund may not purchase or sell
  Growth Opportunities, TA      real estate or real estate limited
  IDEX Transamerica Equity      partnership interests, or invest in oil,
                                gas mineral leases, or mineral
                                exploration or development
                                programs, except that the fund may
                                (a) invest in securities secured by
                                real estate, mortgages or interests in
                                real estate or mortgages, (b)
                                purchase securities issued by
                                companies that invest or deal in real
                                estate or mortgages, (b) purchase
                                securities issued by companies that
                                invest or deal in real estate,
                                mortgages or interests in real estate
                                or mortgages, (c) engage in the
                                purchase and sale of real estate as
                                necessary to provide it with an office
                                for the transaction of business or (d)
                                acquire real estate or interests in real
                                estate securing an issuer's
                                obligations, in the event of a default
                                by that issuer.

                                        Current Fundamental              Proposed New Fundamental
Funds                                 Investment Restrictions             Investment Restrictions
---------------------------   ---------------------------------------   --------------------------
o TA IDEX Salomon All Cap     o The fund may not purchase or sell
                                real estate, real estate mortgages,
                                commodities or commodity
                                contracts; however, the fund may:
                                (a) purchase interests in real estate
                                investment trusts or companies
                                which invest in or own real estate if
                                the securities of such trusts or
                                companies are registered under the
                                1933 Act and are readily marketable
                                or holding or selling real estate
                                received in connection with
                                securities it holds; and (b) may enter
                                into futures contracts, including
                                futures contracts on interest rates,
                                stock indices and currencies, and
                                options thereon, and may engage in
                                forward currency contracts and buy,
                                sell and write options on currencies.
                                This policy shall not prohibit reverse
                                repurchase agreements or deposits of
                                assets to margin or guarantee
                                positions in futures, options, swaps
                                or forward contracts, or the
                                segregation of assets in connection
                                with such contracts.

                                          Current Fundamental                     Proposed New Fundamental
Funds                                   Investment Restrictions                    Investment Restrictions
-----------------------------   ---------------------------------------   ----------------------------------------
Proposal III.F -- Making Loans

o All funds except: TA IDEX     o The fund may not lend any security      Each Fund may not make loans, except
  Salomon All Cap, TA             or make any other loan if, as a         as permitted under the 1940 Act, and
  IDEX Transamerica Growth        result, more than 25% of the fund's     as interpreted, modified or otherwise
  Opportunities, TA IDEX,         total assets would be lent to other     permitted by regulatory authority
  Transamerica Equity, TA         parties (but this limitation does not   having jurisdiction, from time to time.
  IDEX Clarion Real Estate        apply to purchases of commercial
  Securities, TA IDEX             paper, debt securities, or to
  Transamerica Conservative       repurchase agreements).
  High-Yield Bond, TA IDEX
  Marisco Growth, TA IDEX
  Great Companies --
  America, TA IDEX Great
  Companies -- Technology,
  TA IDEX American
  Century Large Company
  Value, TA IDEX American
  Century International, TA
  IDEX Transamerica Small/
  Mid Cap Value, TA IDEX
  T. Rowe Price Small Cap,
  TA IDEX T. Rowe Price
  Tax-Efficient Growth, TA
  IDEX Protected Principal
  Stock, TA IDEX Federated
  Tax Exempt, TA IDEX Van
  Kampen Emerging Markets
  Debt, TA IDEX Evergreen
  International Small Cap, TA
  IDEX UBS Large Cap
  Value, TA IDEX Mercury
  Large Cap Value

o TA IDEX Salomon All Cap       o The fund may not make loans,
                                  except that the fund may purchase
                                  debt obligations in which the fund
                                  may invest consistent with its
                                  investment objectives and policies or
                                  enter into, and make loans of, its
                                  portfolio securities, as permitted
                                  under the 1940 Act.

                                         Current Fundamental               Proposed New Fundamental
Funds                                  Investment Restrictions              Investment Restrictions
---------------------------   -----------------------------------------   --------------------------
o TA IDEX Transamerica        o The fund may not lend its assets or
  Growth Opportunities, TA      money to other persons, except
  IDEX Transamerica Equity      through (a) purchasing debt
                                obligations, (b) lending securities in
                                an amount not to exceed 33 1/3% of
                                the fund's assets taken at market
                                value, (c) entering into repurchase
                                agreements (d) trading in financial
                                futures contracts, index futures
                                contracts, securities indexes and
                                options on financial futures contracts,
                                options on index futures contracts,
                                options on securities and options on
                                securities indexes and (e) entering
                                into variable rate demand notes.

o TA IDEX Clarion Real        o The fund may not make loans,
  Estate Securities             except that the fund (i) may lend
                                portfolio securities with a value not
                                exceeding one-third of the fund's
                                total assets, (ii) enter into repurchase
                                agreements, and (iii) purchase all or
                                a portion of an issue of debt
                                obligations (including privately
                                issued debt obligations), loan
                                participation interests, bank
                                certificates of deposit, bankers'
                                acceptances, debentures or other
                                securities, whether or not the
                                purchase is made upon the original
                                issuance of securities.

o TA IDEX Transamerica        o The fund may not make loans,
  Conservative High-Yield       except to the extent the purchases of
  Bond, TA IDEX Federated       notes, bonds, bankers' acceptances or
  Tax Exempt                    other evidence of indebtedness or the
                                entry into repurchase agreements or
                                deposits (including time deposits and
                                certificates of deposit) with banks
                                may be considered loans.

o TA IDEX Marisco Growth,     o The fund may not make loans,
  TA IDEX Protected             except through (a) the purchase of
  Principal Stock               debt obligations in accordance with
                                the fund's investment objective and
                                policies, (b) repurchase agreements
                                with banks, brokers, dealers and
                                other financial institutions, and (c)
                                loans of securities as permitted by
                                applicable law.

                                           Current Fundamental              Proposed New Fundamental
Funds                                    Investment Restrictions             Investment Restrictions
------------------------------   ---------------------------------------   --------------------------
o TA IDEX Great Companies        o The fund may not lend any security
  -- America, TA IDEX              or make any other loan if, as a
  Great Companies --               result, more than 33 1/3% of its total
  Technology, TA IDEX Van          assets would be lent to other parties
  Kampen Emerging Markets          (but this limitation does not apply to
  Debt                             purchases of commercial paper, debt
                                   securities or to repurchase
                                   agreements).

o TA IDEX American               o The fund may not lend any security
  Century Large Company            or make any other loan if, as a
  Value, TA IDEX American          result, more than 33 1/3% of the
  Century International            fund's total assets would be lent to
                                   other parties, except (i) through the
                                   purchase of debt securities in
                                   accordance with its investment
                                   objective, policies and limitations or
                                   (ii) by engaging in repurchase
                                   agreements with respect to portfolio
                                   securities.

o TA IDEX Transamerica           o The fund may not lend any security
  Small/Mid Cap Value, TA          although the fund may lend portfolio
  IDEX T. Rowe Price Small         securities provided that the aggregate
  Cap, TA IDEX T. Rowe             of such loans do not exceed 33 1/3%
  Price Tax-Efficient Growth,      of the value of the fund's total
  TA IDEX Evergreen                assets. The fund may purchase
  International Small Cap          money market securities, enter into
                                   repurchase agreements and acquire
                                   publicly distributed or privately
                                   placed debt securities, and purchase
                                   debt.

o TA IDEX UBS Large Cap          o The fund may not lend any security
  Value                            or make any other loan, except
                                   through purchasing debt instruments,
                                   lending portfolio securities and
                                   entering into repurchase agreements
                                   consistent with the fund's investment
                                   objective and policies.

o TA IDEX Mercury Large          o The fund may not make loans except
  Cap Value                        (i) by purchasing debt securities in
                                   accordance with its investment
                                   objectives and policies or by
                                   entering into repurchase agreements
                                   or (ii) by lending the portfolio
                                   securities to banks, brokers, dealers
                                   and other financial institutions so
                                   long as such loans are not
                                   inconsistent with the 1940 Act or the
                                   rules and regulations or
                                   interpretations of the SEC
                                   thereunder.

                                         Current Fundamental                       Proposed New Fundamental
Funds                                  Investment Restrictions                     Investment Restrictions
--------------------------   ------------------------------------------   -----------------------------------------
Proposal III.G -- Concentration of Investments

o All funds except: TA IDEX  o The fund may not invest 25% or             Each Fund may not "concentrate" its
  Clarion Real Estate, TA      more of the fund's assets in the           investments in a particular industry
  IDEX PIMCO Real Return       securities of issuers primarily            or group of industries (except those
  TIPS, TA IDEX Federated      engaged in the same industry.              Funds listed below), except as
  Tax Exempt, TA IDEX          Utilities will be divided according to     permitted under the 1940 Act, and as
  Evergreen International      their services; for example, gas, gas      interpreted, modified or otherwise
  Small Cap, TA IDEX           transmission, electric and telephone,      permitted by regulatory authority
  Marsico International        and each will be considered a              having jurisdiction from time to
  Growth; TA IDEX T. Rowe      separate industry for purposes of this     time, provided that, without limiting
  Price Health Sciences        restriction, provided that there shall     the generality of the foregoing this
                               be no limitation on the purchase of        limitation will not apply to securities
                               the obligations issued or guaranteed       issued or guaranteed as to principal
                               by the U.S. Government or its agencies     and/or interest by the U.S.
                               or instrumentalities, or of certificates   Government, its agencies or
                               of deposit and bankers' acceptances.       instrumentalities.

o TA IDEX UBS Large Cap      o The fund may not purchase                  The TA IDEX Clarion Real Estate
  Value (additional            securities (other then U.S.                Securities may concentrate in
  restriction)                 government securities) of any issuer       securities of issuers in the real estate
                               if, as a result of the purchase, more      industry. The TA IDEX T. Rowe
                               than 10% of the fund's total assets        Price Health Sciences may
                               would be invested in the securities        concentrate in the health sciences
                               of the issuer, except that up to 25%       industry.
                               of the value of the total assets of the
                               fund may be invested without regard
                               to this limitation. All securities of a
                               foreign government and its agencies
                               will be treated as a single issuer for
                               purposes of this restriction.

o TA IDEX Clarion Real       o The fund may not invest less than
  Estate Securities            25% of its assets in securities of
                               issuers primarily engaged in the real
                               estate industry. The fund will not
                               invest 25% or more of its assets in
                               securities of issuers primarily
                               engaged in any other single industry,
                               provided that there shall be no
                               limitation on the purchase of
                               obligations issued or guaranteed by
                               the U.S. Government or its agencies
                               or instrumentalities.

o TA IDEX PIMCO Real         o The fund may not invest 25% or
  Return TIPS                  more of the fund's assets in the
                               securities of issuers primarily
                               engaged in the same industry. There
                               shall be no limitation on the
                               purchase of obligations issued or
                               guaranteed by the U.S. Government
                               or its agencies or instrumentalities,
                               or of certificates of deposit and
                               bankers' acceptances.

                                         Current Fundamental              Proposed New Fundamental
Funds                                  Investment Restrictions             Investment Restrictions
---------------------------   ----------------------------------------   --------------------------
o TA IDEX Evergreen           o The fund may not invest 25% or
  International Small Cap       more of the fund's assets in the
                                securities of issuers primarily
                                engaged in the same industry. There
                                shall be no limitation on the
                                purchase of obligations issued or
                                guaranteed by the U.S. Government
                                or its agencies or instrumentalities,
                                or of certificates of deposit and
                                bankers' acceptances. Industry
                                concentration will be determined in
                                accordance with industry
                                classifications used by the portfolio.

o TA IDEX Federated Tax       o The fund may not make investments
  Exempt                        that will result in the concentration
                                of its investments in the securities of
                                issuers primarily engaged in the
                                same industry, provided that the fund
                                may invest more than 25% of the
                                value of its assets in industrial
                                development bonds ("IDBs").
                                Government securities, municipal
                                securities and bank instruments will
                                not be deemed to constitute and
                                industry. As to IBDs, the fund may
                                purchase securities of an issuer
                                resulting in the ownership of more
                                than 25% of the fund's assets in one
                                industry, and the fund reserves the
                                right to invest more than 25% of its
                                assets in industrial bonds in the same
                                state.

o TA IDEX Marsico             o The fund may not invest 25% or
  International Growth          more of the fund's assets in the
                                securities of issuers primarily
                                engaged in the same industry (other
                                than U.S. government securities).

o TA IDEX T. Rowe Price       o The fund does not have a
  Health Sciences, TA IDEX      fundamental investment restriction
  Clarion Real Estate           on concentration of investments.
  Securities

                                          Current Fundamental                     Proposed New Fundamental
Funds                                   Investment Restrictions                    Investment Restrictions
-----------------------------   ---------------------------------------   ----------------------------------------
Proposal III.H -- Commodities
o All funds except: TA IDEX     o The fund may not purchase or sell         Each Fund may not purchase physical
  American Century Large          physical commodities other than           commodities or contracts relating to
  Company Value, TA IDEX          foreign currencies unless acquired as     physical commodities, except as
  American Century                a result of ownership of securities       permitted under the 1940 Act, and as
  International, TA IDEX          (but this shall not prevent the fund      interpreted, modified or otherwise
  Transamerica Value              from purchasing or selling options,       permitted by regulatory authority
  Balanced, TA IDEX               futures, swaps and forward contracts      having jurisdiction, from time to time.
  Mercury Large Cap Value;        or from investing in securities or
  TA IDEX Salomon All             other instruments backed by physical
  Cap, TA IDEX                    commodities).
  Transamerica Growth
  Opportunities, TA IDEX
  Transamerica Equity, TA
  IDEX Transamerica
  Conservative High-Yield
  Bond, TA IDEX
  Transamerica Small/Mid
  Cap Value, TA IDEX T.
  Rowe Price Small Cap, TA
  IDEX T. Rowe Price
  Tax-Efficient Growth, TA
  IDEX Great Companies --
  America, TA IDEX Great
  Companies -- Technology,
  TA IDEX Marisco Growth,
  TA IDEX Federated Tax
  Exempt, TA IDEX
  Protected Principal Stock,
  TA IDEX Evergreen
  International Small Cap, TA
  IDEX UBS Large Cap
  Value, TA IDEX Van
  Kampen Emerging Markets
  Debt

o TA IDEX American              o The fund may not purchase or sell
  Century Large Company           physical commodities unless
  Value, TA IDEX American         acquired as a result of ownership of
  Century International, TA       securities or other instruments
  IDEX Protected Principal        provided this limitation shall not
  Stock                           prohibit the fund from purchasing or
                                  selling options and futures contracts
                                  or investment in securities or other
                                  instruments backed by physical
                                  commodities.

o TA IDEX Transamerica          o The fund may not purchase or sell
  Value Balanced                  physical commodities unless
                                  acquired as a result of ownership of
                                  securities or other instruments (but
                                  this shall not prevent the fund from
                                  investing in securities or other
                                  instruments backed by physical
                                  commodities).

                                         Current Fundamental              Proposed New Fundamental
Funds                                  Investment Restrictions             Investment Restrictions
---------------------------   ----------------------------------------   --------------------------
o TA IDEX Mercury Large       o The fund may not purchase or sell
  Cap Value                     physical commodities unless
                                acquired as a result of ownership of
                                securities or other instruments.

o TA IDEX Salomon All Cap     o The fund may not purchase or sell
                                real estate, real estate mortgages,
                                commodities or commodity
                                contracts; however, the fund may:
                                (a) purchase interests in real estate
                                investment trusts or companies
                                which invest in or own real estate if
                                the securities of such trusts or
                                companies are registered under the
                                1933 Act and are readily marketable
                                or holding or selling real estate
                                received in connection with
                                securities it holds; and (b) may enter
                                into futures contracts, including
                                futures contracts on interest rates,
                                stock indices and currencies, and
                                options thereon, and may engage in
                                forward currency contracts and buy,
                                sell and write options on currencies.
                                This policy shall not prohibit reverse
                                repurchase agreements or deposits of
                                assets to margin or guarantee
                                positions in futures, options, swaps
                                or forward contracts, or the
                                segregation of assets in connection
                                with such contracts.

o TA IDEX Transamerica        o The fund may not invest in
  Growth Opportunities, TA      commodities, except that the fund
  IDEX Transamerica Equity      may invest in futures contracts
                                (including financial futures contracts
                                or securities index futures contracts)
                                and related options and other similar
                                contracts as described in this
                                Statement of Additional Information
                                and in the prospectus.

o TA IDEX Transamerica        o The fund may not purchase or sell
  Conservative High-Yield       commodities or commodity
  Bond                          contracts, except that the fund may
                                purchase and sell interest rate futures
                                contracts for hedging purposes as set
                                forth in the prospectus.

                                           Current Fundamental             Proposed New Fundamental
Funds                                    Investment Restrictions            Investment Restrictions
------------------------------   --------------------------------------   --------------------------
o TA IDEX Transamerica           o The fund may not purchase or sell
  Small/Mid Cap Value, TA          physical commodities (but this shall
  IDEX T. Rowe Price Small         not prevent the fund from entering
  Cap, TA IDEX T. Rowe             into future contracts and options
  Price Tax-Efficient Growth,      thereon).
  TA IDEX Great Companies
  -- America, TA IDEX
  Great Companies --
  Technology, TA IDEX
  Evergreen International
  Small Cap, TA IDEX Van
  Kampen Emerging Markets
  Debt

o TA IDEX Marisco Growth         o The fund may not purchase or sell
                                   physical commodities (but this shall
                                   not prevent the fund from investing
                                   in currency and financial instruments
                                   and contracts that are commodities
                                   or commodity contracts).

o TA IDEX Federated Tax          o The fund may not purchase or sell
  Exempt                           commodities, provided that the fund
                                   may purchase securities of
                                   companies that deal in commodities.
                                   For purposes of this restriction,
                                   investments in transactions involving
                                   futures contracts and options,
                                   forward currency contracts, swap
                                   transactions and other financial
                                   contracts that settle by payment of
                                   cash are not deemed to be
                                   investments in commodities.

o TA IDEX UBS Large Cap          o The fund may not purchase or sell
  Value                            physical commodities or commodity
                                   contracts except currencies, forward
                                   currency contracts, futures contracts
                                   and options.

                                          Current Fundamental                   Proposed New Fundamental
Funds                                   Investment Restrictions                  Investment Restrictions
----------------------------   ----------------------------------------   ------------------------------------
Proposal III.I -- N

o TA IDEX Transamerica         o The fund may not make short sales        Reclassification as non-fundamental
  Growth Opportunities, TA       of securities or maintain a short        policy
  IDEX Transamerica Equity,      position unless, at all times when a
  TA IDEX Transamerica           short position is open, the fund owns
  Conservative High-Yield        an equal amount of the securities or
  Bond, TA IDEX Federated        securities convertible into or
  Tax Exempt, TA IDEX            exchangeable for, without payment
  Protected Principal Stock      of any further consideration,
                                 securities of the same issue as, and
                                 equal in amount to, the securities
                                 sold short.

                               o The fund may not purchase
                                 securities on margin, except that the
                                 fund may obtain any short-term
                                 credits necessary for the clearance of
                                 purchases and sales of securities. For
                                 purposes of this restriction, the
                                 deposit or payment of initial or
                                 variation margin in connection with
                                 futures contracts, financial futures
                                 contracts or related options, and
                                 options on securities, and options on
                                 securities indexes will not be
                                 deemed to be a purchase of
                                 securities on margin by the fund.

o TA IDEX Transamerica         o The fund may not pledge assets,
  Conservative High-Yield        except that the fund may pledge not
  Bond                           more than one-third of its total assets
                                 (taken at current value) to secure
                                 borrowings made in accordance with
                                 the borrowing investment restriction.
                                 Initial margin deposits under interest
                                 rate futures contracts, which are
                                 made to guarantee the fund's
                                 performance under such contracts,
                                 shall not be deemed a pledging of
                                 fund assets for the purpose of this
                                 investment restriction. As a matter of
                                 non-fundamental operating policy, in
                                 order to permit the sale of shares of
                                 the fund under certain state laws, the
                                 fund will not pledge its assets in
                                 excess of an amount equal to 10%
                                 of its net assets unless such state
                                 restrictions are changed.

                               o The fund may not invest in mineral
                                 leases.

                                         Current Fundamental               Proposed New Fundamental
Funds                                  Investment Restrictions              Investment Restrictions
---------------------------   -----------------------------------------   --------------------------
                              o The fund may not invest in bank
                                time deposits with maturities of over
                                7 calendar days, or invest more than
                                10% of the fund's total assets in
                                bank time deposits with maturities of
                                from 2 business days through 7
                                calendar days.

                              o The fund may not purchase
                                securities on margin or sell "short,"
                                but the fund may obtain such short-
                                term credits as may be necessary for
                                the clearance of purchases and sales
                                of securities. (Initial and
                                maintenance margin deposits and
                                payment with respect to interest rate
                                futures contracts are not considered
                                the purchase of securities on
                                margin.).

                              o The fund may not purchase or retain
                                the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than
                                5% of such outstanding securities.

o TA IDEX Conservative        o The fund may not invest in securities
  High-Yield Bond, TA IDEX      of other investment companies,
  Federated Tax Exempt          except in the event of merger or
                                reorganization with another
                                investment company.

                                                                      APPENDIX D

                                                         Shares Outstanding (as of
Fund                                           Class        November 15, 2004)
-------------------------------------------   -------   --------------------------
TA IDEX AMERICAN CEN LARGE COM VAL               A             17,053,105.233
TA IDEX AMERICAN CEN LARGE COM VAL               B              1,878,767.174
TA IDEX AMERICAN CEN LARGE COM VAL               C                760,339.290
TA IDEX AMERICAN CENTURY INTL                    A             21,249,864.768
TA IDEX AMERICAN CENTURY INTL                    B              2,379,301.698
TA IDEX AMERICAN CENTURY INTL                    C              1,089,548.048
TA IDEX ASSET ALLOC -- CONSERV PORT              A              9,148,635.111
TA IDEX ASSET ALLOC -- CONSERV PORT              B              9,488,166.991
TA IDEX ASSET ALLOC -- CONSERV PORT              C             16,159,214.169
TA IDEX ASSET ALLOC -- GROWTH PORT               A             16,415,609.822
TA IDEX ASSET ALLOC -- GROWTH PORT               B             15,468,206.218
TA IDEX ASSET ALLOC -- GROWTH PORT               C             34,349,813.080
TA IDEX ASSET ALLOC -- MOD GRTH PORT             A             33,333,425.566
TA IDEX ASSET ALLOC -- MOD GRTH PORT             B             31,027,172.561
TA IDEX ASSET ALLOC -- MOD GRTH PORT             C             63,083,636.679
TA IDEX ASSET ALLOC -- MODERATE PORT             A             21,254,067.696
TA IDEX ASSET ALLOC -- MODERATE PORT             B             23,600,573.849
TA IDEX ASSET ALLOC -- MODERATE PORT             C             47,032,094.412
TA IDEX CLARION REAL ESTATE SEC                  A              8,946,484.027
TA IDEX CLARION REAL ESTATE SEC                  B                297,190.264
TA IDEX CLARION REAL ESTATE SEC                  C                395,323.344
TA IDEX EVERGREEN INTERNATIONAL SMALL CAP        I              2,298,926.010
TA IDEX FEDERATED TAX EXEMPT                     A              1,446,381.972
TA IDEX FEDERATED TAX EXEMPT                     M                116,033.293
TA IDEX FEDERATED TAX EXEMPT                     B                639,727.850
TA IDEX FEDERATED TAX EXEMPT                     C                417,940.233
TA IDEX GREAT COMPANIES AMERICA                  A              4,879,696.141
TA IDEX GREAT COMPANIES AMERICA                  B              6,265,352.623
TA IDEX GREAT COMPANIES AMERICA                  C              3,059,676.419
TA IDEX GREAT COMPANIES TECH                     A             31,537,418.302
TA IDEX GREAT COMPANIES TECH                     B              1,864,881.322
TA IDEX GREAT COMPANIES TECH                     C              1,103,444.431
TA IDEX JANUS GROWTH                             A             26,708,110.901
TA IDEX JANUS GROWTH                             T             10,917,507.459
TA IDEX JANUS GROWTH                             B             10,037,070.020
TA IDEX JANUS GROWTH                             C              3,526,153.516
TA IDEX JENNISON GROWTH                          A              6,420,666.633
TA IDEX JENNISON GROWTH                          B              3,824,261.306
TA IDEX JENNISON GROWTH                          C              1,668,647.649
TA IDEX MARSICO GROWTH                           A              4,209,696.875
TA IDEX MARSICO GROWTH                           B              2,257,482.731
TA IDEX MARSICO GROWTH                           C              1,077,573.128
TA IDEX MARSICO INTERNATIONAL GROWTH             I              4,019,710.021
TA IDEX PIMCO REAL RETURN T I P S                A             31,567,403.477
TA IDEX PIMCO REAL RETURN T I P S                B                711,790.844
TA IDEX PIMCO REAL RETURN T I P S                C                629,918.278
TA IDEX PIMCO REAL RETURN T I P S                I              5,666,197.130
TA IDEX PIMCO TOTAL RETURN                       A             10,635,633.125
TA IDEX PIMCO TOTAL RETURN                       B              2,664,301.421

                                                    Shares Outstanding (as of
Fund                                      Class        November 15, 2004)
--------------------------------------   -------   --------------------------
TA IDEX PIMCO TOTAL RETURN                  C              1,217,379.914
TA IDEX PROTECTED PRIN STOCK 07/02          A                727,118.151
TA IDEX PROTECTED PRIN STOCK 07/02          B              3,797,601.082
TA IDEX PROTECTED PRIN STOCK 07/02          C                601,946.722
TA IDEX PROTECTED PRIN STOCK 07/02          M                215,983.561
TA IDEX SALOMON ALL CAP                     A             29,472,451.277
TA IDEX SALOMON ALL CAP                     B             10,455,993.172
TA IDEX SALOMON ALL CAP                     C              4,500,405.032
TA IDEX SALOMON INVESTORS VALUE             A             30,401,645.873
TA IDEX SALOMON INVESTORS VALUE             B              1,610,417.089
TA IDEX SALOMON INVESTORS VALUE             C                467,088.970
TA IDEX T ROWE PRICE HEALTH SCI             A             14,559,494.864
TA IDEX T ROWE PRICE HEALTH SCI             B                419,494.243
TA IDEX T ROWE PRICE HEALTH SCI             C                196,302.827
TA IDEX T ROWE PRICE HEALTH SCI             I              2,697,599.156
TA IDEX T ROWE PRICE SMALL CAP              A             11,890,203.371
TA IDEX T ROWE PRICE SMALL CAP              B              1,119,712.489
TA IDEX T ROWE PRICE SMALL CAP              C                475,882.070
TA IDEX T ROWE PRICE TAX-EFF GRTH           A              1,136,203.945
TA IDEX T ROWE PRICE TAX-EFF GRTH           B              1,326,081.176
TA IDEX T ROWE PRICE TAX-EFF GRTH           C                438,798.855
TA IDEX TEMPLETON GREAT COM GLOBAL          A              9,960,326.747
TA IDEX TEMPLETON GREAT COM GLOBAL          B              5,443,609.476
TA IDEX TEMPLETON GREAT COM GLOBAL          C              2,243,190.388
TA IDEX TRANSAMERICA BALANCED               A              3,906,970.380
TA IDEX TRANSAMERICA BALANCED               B              9,145,511.252
TA IDEX TRANSAMERICA BALANCED               C              2,889,163.877
TA IDEX TRANSAMERICA CON HIGHYLDBND         A             33,142,854.580
TA IDEX TRANSAMERICA CON HIGHYLDBND         B              5,278,375.239
TA IDEX TRANSAMERICA CON HIGHYLDBND         C              2,679,148.677
TA IDEX TRANSAMERICA CON HIGHYLDBND         I                311,705.251
TA IDEX TRANSAMERICA CONV SEC               A             17,168,682.454
TA IDEX TRANSAMERICA CONV SEC               B                580,560.228
TA IDEX TRANSAMERICA CONV SEC               C                464,255.563
TA IDEX TRANSAMERICA EQUITY                 A             24,550,691.514
TA IDEX TRANSAMERICA EQUITY                 B              6,617,882.358
TA IDEX TRANSAMERICA EQUITY                 C              3,021,502.467
TA IDEX TRANSAMERICA FLEX INCOME            A              8,423,578.600
TA IDEX TRANSAMERICA FLEX INCOME            B              4,610,145.748
TA IDEX TRANSAMERICA FLEX INCOME            C              2,006,874.723
TA IDEX TRANSAMERICA FLEX INCOME            I              1,430,169.475
TA IDEX TRANSAMERICA GRWTH OPPORTUN         A             34,843,766.468
TA IDEX TRANSAMERICA GRWTH OPPORTUN         B             12,202,358.708
TA IDEX TRANSAMERICA GRWTH OPPORTUN         C              4,396,010.207
TA IDEX TRANSAMERICA MONEY MARKET           C             18,791,341.905
TA IDEX TRANSAMERICA MONEY MARKET           A            187,567,918.599
TA IDEX TRANSAMERICA MONEY MARKET           B             37,264,228.339
TA IDEX TRANSAMERICA SHORT-TERM BOND        I              2,896,277.669
TA IDEX TRANSAMERICA SM/MID CAP VAL         C              1,403,133.774
TA IDEX TRANSAMERICA SM/MID CAP VAL         A             23,290,564.941

                                                       Shares Outstanding (as of
Fund                                         Class        November 15, 2004)
-----------------------------------------   -------   --------------------------
TA IDEX TRANSAMERICA SM/MID CAP VAL            B               2,965,655.259
TA IDEX TRANSAMERICA VALUE BALANCED            A               3,061,910.145
TA IDEX TRANSAMERICA VALUE BALANCED            B               2,407,812.151
TA IDEX TRANSAMERICA VALUE BALANCED            C               1,179,259.987
TA IDEX UBS LARGE CAP VALUE                    I               1,977,954.901
TA IDEX VAN KAMPEN EMERGING DEBT               I                 985,655.451
TA IDEX VAN KAMPEN SMALL COMPANY GROWTH        I                 850,100.000
                                                           -----------------
                                    Total                  1,152,269,094.450

                                                                     APPENDIX E

As of the Record Date, the following persons owned of record or beneficially 5% or more of an outstanding class of shares of the indicated Funds:

                                         Holder of Securities
Fund                                          and Address                Class     Shares Owned       % Owned
------------------------------ ---------------------------------------- ------- ------------------ ------------
TA IDEX Transamerica Flex      IDEX Asset Allocation Moderate              A     2,536,751.990         15.402%
Income                         Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica Flex      IDEX Asset Allocation Moderate              A     1,575,076.8120         9.563%
Income                         Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica Flex      IDEX Asset Allocation Conservative          A     1,510,237.0880         9.169%
Income                         Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Templeton Great        IDEX Asset Allocation Moderate              A     1,761,941.2150         9.984%
Companies Global               Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Templeton Great        IDEX Asset Allocation Growth Portfolio      A     1,194,522.6060         6.769%
Companies Global               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica           IDEX Asset Allocation Moderate              A    13,835,769.7550        33.410%
Conservative High-Yield Bond   Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica           IDEX Asset Allocation Moderate              A     8,377,584.2080        20.230%
Conservative High-Yield Bond   Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

                                            Holder of Securities
Fund                                             and Address                Class      Shares Owned       % Owned
--------------------------------- ---------------------------------------- ------- ------------------- ------------
TA IDEX Transamerica              IDEX Asset Allocation Conservative          A        7,001,360.7670      16.907%
Conservative High-Yield Bond      Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Jennison Growth           IDEX Asset Allocation Growth Portfolio      A        4,729,306.5740      39.697%
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX American Century          IDEX Asset Allocation Moderate              A       10,066,223.6890      40.723%
International                     Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX American Century          IDEX Asset Allocation Growth Portfolio      A        5,643,007.4560      22.829%
International                     ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX American Century          IDEX Asset Allocation Moderate              A        3,992,117.1660      16.150%
International                     Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Salomon Investors Value   IDEX Asset Allocation Moderate              A       12,228,914.4500      37.652%
                                  Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Salomon Investors Value   IDEX Asset Allocation Growth Portfolio      A        8,167,580.7990      25.147%
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Salomon Investors Value   IDEX Asset Allocation Moderate              A        7,178,280.1720      22.101%
                                  Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

                                            Holder of Securities
Fund                                             and Address                Class      Shares Owned      % Owned
--------------------------------- ---------------------------------------- ------- ------------------- -----------
TA IDEX Salomon Investors Value   IDEX Asset Allocation Conservative          A        1,898,095.4050      5.844%
                                  Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Marsico Growth            IDEX Asset Allocation Moderate              A        1,609,841.1980     21.337%
                                  Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Marsico Growth            IDEX Asset Allocation Moderate              A        1,244,072.0680     16.489%
                                  Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Tax-        IDEX Asset Allocation Conservative          A          396,771.4080     13.677%
Efficient Growth                  Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Small       IDEX Asset Allocation Moderate              A        5,033,212.1770     37.322%
Cap                               Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Small       IDEX Asset Allocation Growth Portfolio      A        3,552,855.3420     26.345%
Cap                               ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Small       IDEX Asset Allocation Moderate              A        2,142,534.8610     15.887%
Cap                               Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Salomon All Cap           IDEX Asset Allocation Moderate              A       11,902,068.6160     26.789%
                                  Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

                                           Holder of Securities
Fund                                            and Address                Class      Shares Owned       % Owned
-------------------------------- ---------------------------------------- ------- ------------------- ------------
TA IDEX Salomon All Cap          IDEX Asset Allocation Growth Portfolio      A        7,740,976.6960      17.423%
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Salomon All Cap          IDEX Asset Allocation Moderate              A        4,373,661.4610       9.844%
                                 Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Clarion Real Estate      IDEX Asset Allocation Moderate              A        3,661,149.9140      37.983%
Securities                       Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Clarion Real Estate      IDEX Asset Allocation Moderate              A        2,641,614.5540      27.405%
Securities                       Growth Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Clarion Real Estate      IDEX Asset Allocation Conservative          A        1,618,265.8140      16.789%
Securities                       Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Clarion Real Estate      IDEX Asset Allocation Growth Portfolio      A          683,824.2150       7.094%
Securities                       ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX American Century Large   IDEX Asset Allocation Moderate              A        9,485,531.4500      48.169%
Company Value                    Growth Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX American Century Large   IDEX Asset Allocation Moderate              A        4,698,597.0230      23.860%
Company Value                    Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

                                           Holder of Securities
Fund                                            and Address                Class      Shares Owned      % Owned
-------------------------------- ---------------------------------------- ------- ------------------- -----------
TA IDEX American Century Large   IDEX Asset Allocation Conservative          A        1,566,478.5920      7.955%
Company Value                    Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Equity      IDEX Asset Allocation Growth Portfolio      A        6,065,958.6000     17.742%
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Equity      IDEX Asset Allocation Moderate              A        5,811,377.0010     16.997%
                                 Growth Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Equity      IDEX Asset Allocation Moderate              A        3,209,118.3960      9.386%
                                 Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Growth      IDEX Asset Allocation Moderate              A       11,903,561.1760     23.140%
Opportunities                    Growth Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Growth      IDEX Asset Allocation Growth Portfolio      A        7,336,463.7210     14.262%
Opportunities                    ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Growth      IDEX Asset Allocation Moderate              A        5,188,486.5580     10.086%
Opportunities                    Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Great Companies          IDEX Asset Allocation Moderate              A       12,767,852.6750     37.002%
Technology                       Growth Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

                                         Holder of Securities
Fund                                          and Address                Class      Shares Owned       % Owned
------------------------------ ---------------------------------------- ------- ------------------- ------------
TA IDEX Great Companies        IDEX Asset Allocation Growth Portfolio      A        7,797,471.0270      22.598%
Technology                     ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Great Companies        IDEX Asset Allocation Moderate              A        6,487,464.3940      18.801%
Technology                     Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Great Companies        IDEX Asset Allocation Conservative          A        1,985,093.1280       5.753%
Technology                     Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica Money     IDEX Asset Allocation Moderate              A       44,896,544.2650      18.429%
Market                         Portfolio
                               St. Petersburg, FL
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica Money     IDEX Asset Allocation Moderate              A       36,111,318.2000      14.823%
Market                         Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica Money     IDEX Asset Allocation Conservative          A       27,579,526.3750      11.321%
Market                         Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Health   IDEX Asset Allocation Moderate              A        5,576,392.2230      31.200%
Sciences                       Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

                                         Holder of Securities
Fund                                          and Address                Class      Shares Owned       % Owned
------------------------------ ---------------------------------------- ------- ------------------- ------------
TA IDEX T. Rowe Price Health   IDEX Asset Allocation Moderate              A        4,235,893.0550      23.700%
Sciences                       Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Health   IDEX Asset Allocation Growth Portfolio      A        3,035,431.5840      16.983%
Sciences                       ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Health   IDEX Asset Allocation Conservative          A        1,385,846.5620       7.754%
Sciences                       Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica           IDEX Asset Allocation Moderate              A        7,311,596.4730      40.144%
Conservative Securities        Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica           IDEX Asset Allocation Moderate              A        5,294,308.5180      29.068%
Conservative Securities        Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX Transamerica           IDEX Asset Allocation Conservative          A        4,068,013.8090      22.335%
Conservative Securities        Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX PIMCO Total Return     IDEX Asset Allocation Moderate              A        4,057,007.5290      27.946%
                               Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

TA IDEX PIMCO Total Return     IDEX Asset Allocation Moderate              A        3,567,597.6050      24.575%
                               Growth Portfolio
                               ATTN Fund Admin
                               Mailstop 515E610
                               570 Carillon Pkwy
                               St. Petersburg, FL 33716-1294

                                           Holder of Securities
Fund                                            and Address                Class      Shares Owned       % Owned
-------------------------------- ---------------------------------------- ------- ------------------- ------------
TA IDEX PIMCO Total Return       IDEX Asset Allocation Conservative          A        1,970,039.5310      13.570%
                                 Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Asset Allocation --      Merrill Lynch Fenner & Smith, Inc.          C        3,555,539.2910      10.218%
Conservative Portfolio           FBO ITS Customers
                                 4800 Deer Lake Dr E FL 2
                                 Jacksonville, FL 32246-6484

TA IDEX Asset Allocation --      Merrill Lynch Fenner & Smith, Inc.          C       12,359,148.4540      13.450%
Moderate Portfolio               FBO ITS Customers
                                 4800 Deer Lake Dr E FL 2
                                 Jacksonville, FL 32246-6484

TA IDEX Asset Allocation --      Merrill Lynch Fenner & Smith, Inc.          C       16,297,880.0140      12.788%
Moderate Growth Portfolio        FBO ITS Customers
                                 4800 Deer Lake Dr E FL 2
                                 Jacksonville, FL 32246-6484

TA IDEX Asset Allocation --      Merrill Lynch Fenner & Smith, Inc.          C        9,455,567.3200      14.276%
Growth Portfolio                 FBO ITS Customers
                                 4800 Deer Lake Dr E FL 2
                                 Jacksonville, FL 32246-6484

TA IDEX Transamerica Small/Mid   IDEX Asset Allocation Moderate              A        8,157,273.7260      29.492%
Cap Value                        Growth Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Small/Mid   IDEX Asset Allocation Growth Portfolio      A        7,395,730.7190      26.739%
Cap Value                        ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX Transamerica Small/Mid   IDEX Asset Allocation Moderate              A        4,690,244.1870      16.957%
Cap Value                        Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

TA IDEX PIMCO Real Return        IDEX Asset Allocation Moderate              A       14,775,028.2230      38.302%
TIPS                             Portfolio
                                 ATTN Fund Admin
                                 Mailstop 515E610
                                 570 Carillon Pkwy
                                 St. Petersburg, FL 33716-1294

                                            Holder of Securities
Fund                                             and Address                Class      Shares Owned       % Owned
--------------------------------- ---------------------------------------- ------- ------------------- ------------
TA IDEX PIMCO Real Return         IDEX Asset Allocation Moderate              A        9,312,702.1870      24.142%
TIPS                              Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX PIMCO Real Return         IDEX Asset Allocation Conservative          A        7,028,929.3420      18.221%
TIPS                              Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX PIMCO Real Return         IDEX Asset Allocation Moderate              I        2,508,475.3050       6.503%
TIPS                              Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX PIMCO Real Return         IDEX Asset Allocation Moderate              I        1,937,799.0430       5.023%
TIPS                              Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX T. Rowe Price Health      IDEX Asset Allocation Moderate              I        1,207,515.1690       6.756%
Sciences                          Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Transamerica Flexible     IDEX Asset Allocation Conservative          I        1,127,572.2150       6.846%
Income                            Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Evergreen International   IDEX Asset Allocation Moderate              I          960,244.2900       41.77%
Small Cap                         Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Evergreen International   IDEX Asset Allocation Growth Portfolio      I          669,779.2920       29.13%
Small Cap                         ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

                                            Holder of Securities
Fund                                             and Address                Class     Shares Owned     % Owned
--------------------------------- ---------------------------------------- ------- ----------------- -----------
TA IDEX Evergreen International   IDEX Asset Allocation Moderate              I        560,562.6600      24.38%
Small Cap                         Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Marsico International     IDEX Asset Allocation Moderate              I      1,730,213.1700      43.04%
Growth                            Growth Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Marsico International     IDEX Asset Allocation Growth Portfolio      I      1,185,023.6090      29.48%
Growth                            ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Marsico International     IDEX Asset Allocation Moderate              I        892,135.1740      22.19%
Growth                            Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Marsico International     IDEX Asset Allocation Conservative          I        212,238.0680       5.28%
Growth                            Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Transamerica Short-       IDEX Asset Allocation Moderate              I      1,621,458.3640      55.98%
Term Bond                         Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX Transamerica Short-       IDEX Asset Allocation Conservative          I      1,274,719.3050      44.01%
Term Bond                         Portfolio
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

TA IDEX UBS Large Cap Value       IDEX Asset Allocation Growth Portfolio      I      1,469,615.1330      74.30%
                                  ATTN Fund Admin
                                  Mailstop 515E610
                                  570 Carillon Pkwy
                                  St. Petersburg, FL 33716-1294

                                        Holder of Securities
Fund                                         and Address                Class     Shares Owned     % Owned
----------------------------- ---------------------------------------- ------- ----------------- -----------
TA IDEX UBS Large Cap Value   IDEX Asset Allocation Conservative          I        508,239.7680      25.70%
                              Portfolio
                              ATTN Fund Admin
                              Mailstop 515E610
                              570 Carillon Pkwy
                              St. Petersburg, FL 33716-1294
TA IDEX Van Kampen Emerging   IDEX Asset Allocation Moderate              I        546,264.7590      55.42%
Markets Debt                  Growth Portfolio
                              ATTN Fund Admin
                              Mailstop 515E610
                              570 Carillon Pkwy
                              St. Petersburg, FL 33716-1294
TA IDEX Van Kampen Emerging   IDEX Asset Allocation Growth Portfolio      I        370,304.7010      37.57%
Markets Debt                  ATTN Fund Admin
                              Mailstop 515E610
                              570 Carillon Pkwy
                              St. Petersburg, FL 33716-1294
TA IDEX Van Kampen Emerging   IDEX Asset Allocation Moderate              I         60,746.2230       6.16%
Markets Debt                  Portfolio
                              ATTN Fund Admin
                              Mailstop 515E610
                              570 Carillon Pkwy
                              St. Petersburg, FL 33716-1294
TA IDEX Van Kampen Small      IDEX Asset Allocation Growth Portfolio      I        500,000.000       58.82%
Companies Growth              ATTN Fund Admin
                              Mailstop 515E610
                              570 Carillon Pkwy
                              St. Petersburg, FL 33716-1294
TA IDEX Van Kampen Small      IDEX Asset Allocation Moderate              I        350,000.000       41.17%
Companies Growth              Growth Portfolio
                              ATTN Fund Admin
                              Mailstop 515E610
                              570 Carillon Pkwy
                              St. Petersburg, FL 33716-1294

IDEX

     TRANSAMERICA IDEX MUTUAL FUNDS
         570 Carillon Parkway
  St. Petersburg, Florida, 33716-1294









--------------------------------------------------------------------------------
           TA IDEX encourages all shareholders to vote their proxies.
             We provide the following convenient methods of voting:

o You may vote by returning the proxy ballot in the enclosed postage paid envelope.
o You may also vote by Internet by going to www.proxyweb.com and follow the on-line instructions.
o Lastly, you may vote by calling toll-free 1-888-221-0697 and follow the recorded directions.
--------------------------------------------------------------------------------




--------------------
999 999 999 999 99
--------------------

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 11, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS

FUND NAME PRINTS HERE
The undersigned hereby appoint(s) John K. Carter and Brian C. Scott, or either one of them, proxies, with full power of substitution, to vote and act with respect to all shares of the above named Fund which the undersigned is entitled to vote at the meeting of shareholders of the Fund to be held at the office of Transamerica IDEX Mutual Funds ("TA IDEX") at 570 Carillon Parkway, St. Petersburg, Florida 33716 on February 11, 2005 at 2:00 p.m. Eastern time and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made for a Proposal, the proxy will be voted "FOR" that Proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope. If you choose to vote by telephone or via the Internet, do not return your proxy card unless you later decide to change your vote.



                                            Date _________________________

                                -----------------------------------------------


                                -----------------------------------------------
                                Signature(s) (if held jointly) (Sign in the Box) This proxy should be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners should each sign, however only one signature is required.



                                                                       IDEX - PK

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


                                Please fill in a box as shown using black or blue ink or number 2 pencil. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

I. To elect Trustees to the Board of Trustees of TA IDEX:

(01) Peter R. Brown  (04) Charles C. Harris       (07) William W. Short, Jr. (10) Brian C. Scott
(02) Daniel Calabria (05) Leo J. Hill             (08) John Waechter         (11)Thomas P. O'Neill
(03) Janice B. Case  (06) Russell A. Kimball, Jr. (09) Jack E. Zimmerman

For      Against    For All
All        All      Except*
 0          0          0           I.

--------------------------------------------------------------------------------

* INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) on the line above.

II. To approve a proposed Agreement and Plan of Reorganization pursuant to which TA IDEX will reorganize as a Delaware statutory trust.

For       Again     Abstain
 0          0          0           II.

III. To approve changes to the fundamental investment restrictions of the Fund:

     (A)   Diversification                (E)  Real Estate
     (B)   Borrowing                      (F)  Making Loans
     (C)   Senior Securities              (G)  Concentration
     (D)   Underwriting Securities        (H)  Commodities

For      Against    For All
All        All      Except*
 0          0          0           III.

     * INSTRUCTION: If you do not wish to approve certain investment restriction(s) changes, please write the letter(s) of the sub-proposal on the line below:


--------------------------------------------------------------------------------
                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                    IDEX 001 PK

 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


                        Please fill in a box as shown using black or blue ink or number 2 pencil. [X]
                        PLEASE DO NOT USE FINE POINT PENS.

I. To elect Trustees to the Board of Trustees of TA IDEX:

(01) Peter R. Brown  (04) Charles C. Harris       (07) William W. Short, Jr. (10) Brian C. Scott
(02) Daniel Calabria (05) Leo J. Hill             (08) John Waechter         (11)Thomas P. O'Neill
(03) Janice B. Case  (06) Russell A. Kimball, Jr. (09) Jack E. Zimmerman

For      Against    For All
All        All      Except*
 0          0          0           I.

--------------------------------------------------------------------------------

* INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) on the line above.

II. To approve a proposed Agreement and Plan of Reorganization pursuant to which TA IDEX will reorganize as a Delaware statutory trust.

For      Against    Abstain
 0          0          0           II.

III. To approve changes to the fundamental investment restrictions of the Fund:

(A) Diversification            (H) Commodities
(B) Borrowing                  (I) Pledging, Mortgaging and Hypothecating
(C) Senior Securities          (J) Investments - Investment Companies
(D) Underwriting Securities    (K) Margin Activities and Short Selling
(E) Real Estate                (L) Investments - Trustee or Officer Invested
(F) Making Loans               (M) Investments - Mineral Leases
(G) Concentration              (N) Investments in Bank Deposits

For      Against    For All
All        All      Except*
 0          0          0           III.

* INSTRUCTION: If you do not wish to approve certain investment restriction(s) charges, please write the letter(s) of the sub-proposal on the line below.

--------------------------------------------------------------------------------
                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                    IDEX 002 PK

 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


                        Please fill in a box as shown using black or blue ink or number 2 pencil. [X]
                        PLEASE DO NOT USE FINE POINT PENS.

I. To elect Trustees to the Board of Trustees of TA IDEX:

(01) Peter R. Brown  (04) Charles C. Harris       (07) William W. Short, Jr. (10) Brian C. Scott
(02) Daniel Calabria (05) Leo J. Hill             (08) John Waechter         (11)Thomas P. O'Neill
(03) Janice B. Case  (06) Russell A. Kimball, Jr. (09) Jack E. Zimmerman

For      Against    For All
All        All      Except*
 0          0          0           I.

--------------------------------------------------------------------------------

* INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) on the line above.

II. To approve a proposed Agreement and Plan of Reorganization pursuant to which TA IDEX will reorganize as a Delaware statutory trust.

For      Against    Abstain
 0          0          0           II.

III. To approve changes to the fundamental investment restrictions of the Fund:

(A)   Diversification                (F)  Making Loans
(B)   Borrowing                      (G)  Concentration
(C)   Senior Securities              (H)  Commodities
(D)   Underwriting Securities        (J)  Investments - Investment Companies
(E)   Real Estate                    (K)  Margin Activities and Short Selling

For      Against    For All
All        All      Except*
 0          0          0           III.


* INSTRUCTION: If you do not wish to approve certain investment restriction(s) changes, please write the letter(s) of the sub-proposal on the line below:

--------------------------------------------------------------------------------
                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                    IDEX 003 PK

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                        Please fill in a box as shown using black or blue ink or number 2 pencil. [X]
                        PLEASE DO NOT USE FINE POINT PENS.

I. To elect Trustees to the Board of Trustees of TA IDEX:

(01) Peter R. Brown  (04) Charles C. Harris       (07) William W. Short, Jr. (10) Brian C. Scott
(02) Daniel Calabria (05) Leo J. Hill             (08) John Waechter         (11)Thomas P. O'Neill
(03) Janice B. Case  (06) Russell A. Kimball, Jr. (09) Jack E. Zimmerman

For      Against    For All
All        All      Except*
 0          0          0           I.

--------------------------------------------------------------------------------

* INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) on the line above.

II. To approve a proposed Agreement and Plan of Reorganization pursuant to which TA IDEX will reorganize as a Delaware statutory trust.

For      Against    Abstain
 0          0          0           II.

III. To approve changes to the fundamental investment restrictions of the Fund:

(A)   Diversification                (F)  Making Loans
(B)   Borrowing                      (G)  Concentration
(C)   Senior Securities              (H)  Commodities
(D)   Underwriting Securities        (J)  Investments - Investment Companies
(E)   Real Estate                    (K)  Margin Activities and Short Selling

For      Against    For All
All        All      Except*
 0          0          0           III.


* INSTRUCTION: If you do not wish to approve certain investment restriction(s) changes, please write the letter(s) of the sub-proposal on the line below:

--------------------------------------------------------------------------------
                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                    IDEX 004 PK